Oppenheimer
New York Municipal Fund
------------------------------------------------------------ -------------------

Prospectus dated January 26, 2001

Oppenheimer New York Municipal Fund is a mutual fund. It seeks current income exempt from federal, New York State and New York City personal income taxes by investing in municipal securities, while attempting to preserve capital.

This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.


                                                         (logo) OppenheimerFunds
                                                         The Right Way to Invest



CONTENTS

                           A B O U T  T H E  F U N D

                           The Fund's Investment Objective and Strategies

                           Main Risks of Investing in the Fund

                           The Fund's Past Performance

                           Fees and Expenses of the Fund

                           About the Fund's Investments

                           How the Fund is Managed

                           A B O U T  Y O U R  A C C O U N T

                           How to Buy Shares
                           Class A Shares
                           Class B Shares
                           Class C Shares

                           Special Investor Services
                           AccountLink
                           PhoneLink
                           OppenheimerFunds Internet Web Site

                           How to Sell Shares
                           By Mail
                           By Telephone
                           By Checkwriting

                           How to Exchange Shares

                           Shareholder Account Rules and Policies

                           Dividends and Taxes

                           Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital.


WHAT DOES THE FUND INVEST IN? The Fund invests mainly in New York municipal securities that pay interest exempt from federal and New York personal income taxes. These primarily include municipal bonds (which are long-term obligations), municipal notes (short-term obligations), and interests in municipal leases. Most of the securities the Fund buys must be "investment grade" (the four highest rating categories of national rating organizations, such as Moody's Investors Service ("Moody's").


         Under normal market conditions the Fund attempts to invest 100% of its assets in municipal securities exempt from federal personal income taxes, and as fundamental policies the Fund invests:
     o At least 80% of its assets in municipal securities, and o At least 65% of its assets in New York municipal securities.

         The Fund does not limit its investments to securities of a particular maturity range, and may hold short-, intermediate-, and long-term securities. However, it currently focuses on longer-term securities to seek higher yields. The Fund also uses hedging instruments and certain derivative investments to try to enhance income or to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the portfolio manager looks primarily throughout New York for municipal securities, using a variety of factors that may change over time and may vary in particular cases. The portfolio manager currently looks for:
     o   Securities that provide high current triple tax-free income
     o A wide range of securities of different issuers within the state, including different agencies and municipalities to help spread risk
     o Securities having favorable or improving credit characteristics o Special situations that provide opportunities for value.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal, New York State and New York City personal income taxes. It does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is intended to be a long-term investment, but is not a complete investment program.


Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

CREDIT RISK. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. Because the Fund can invest as much as 25% of its assets in municipal securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

INTEREST RATE RISKS. Municipal securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities. The Fund currently focuses on longer-term securities to seek higher income. Therefore, its share prices may fluctuate more when interest rates change.

RISK OF FOCUSING INVESTMENTS IN NEW YORK MUNICIPAL SECURITIES. While the Fund's fundamental policies do not allow it to concentrate 25% or more of its assets in a single industry, municipal securities are not considered an "industry" under that policy. The Fund is "diversified" as to 75% of its assets, which means that, as to 75% of its assets, it cannot invest more than 5% of its assets in the securities of any one issuer. However, the Fund can invest a substantial percentage of its assets in the obligations of the State of New York or particular New York municipal governments, authorities or agencies.

         Having a high percentage of its assets invested in the municipal securities of a single state and its municipal subdivisions could result in fluctuations in the Fund's share prices and income due to economic, regulatory or political problems in New York.

RISKS OF USING DERIVATIVE INVESTMENTS. The Fund uses derivatives to seek increased returns or to try to hedge investment and interest rate risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, "inverse floaters" and variable rate obligations are examples of derivatives the Fund uses.

         If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected, its hedge might be unsuccessful and its share prices could fall. Some derivatives may be illiquid, making it difficult to sell them at an acceptable price. To try to preserve capital, the Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investments and/or increase the volatility of its share prices.

HOW RISKY IS THE FUND OVERALL?  The risks described above  collectively form the overall  risk  profile  of the  Fund and can  affect  the  value  of the  Fund's investments, its investment performance, and the prices of its shares. Particular investments and investment strategies also entail risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. The value of the Fund's investments and share prices will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds or the income they pay because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall.

         Because the Fund focuses its investments in New York municipal securities, it will be vulnerable to economic and market events that affect issuers of New York municipal securities. Those changes can affect the value of the Fund's investments and its prices per share. The Fund's derivative investments have additional risks that can cause fluctuations in the Fund's share prices. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of bond funds, such as high yield bond funds, but has greater risks than funds that invest only in investment-grade bonds or that are more diversified geographically.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's Past Performance


The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the past ten (10) calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.


Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]


Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was _____% (______) and the lowest return (not annualized) for a calendar quarter was _____% (____).

                                                                             5 Years               10 Years
Average Annual Total Returns                                           (or life of class,     (or life of class,
for the periods ending December 31, 2000             1 Year                 if less)               if less)

---------------------------------------------------- ----------------- -------------------- ------------------------

Class A Shares (inception 8/16/84)                   %                          %                      %

---------------------------------------------------- ----------------- -------------------- ------------------------

Lehman Brothers Municipal Bond Index                 %                          %                      %

---------------------------------------------------- ----------------- -------------------- ------------------------

Class B Shares (inception 3/1/93)                    %                          %                      %

---------------------------------------------------- ----------------- -------------------- ------------------------

Class C Shares (inception 8/29/95)                   %                          %                      %

---------------------------------------------------- ----------------- -------------------- ------------------------

*From 12/31/89.
The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-years); for Class C, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the Class B life-of-class performance does not include any contingent deferred sales charge or redemption, and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds. Index performance reflects reinvestment of income, but does not consider transaction costs. The index includes municipal securities from many states while the Fund focuses on New York municipal securities.

Fees and Expenses of the Fund


The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended September 30, 2000.


Shareholder Fees (charges paid directly from your investment):

                                                 Class A Shares          Class B Shares         Class C Shares
------------------------------------------------ ----------------------- ---------------------- -----------------------
Maximum Sales Charge (Load) on purchases (as %
of offering price)                               4.75%                   ---------------------  None
                                                                         None
------------------------------------------------ ----------------------- ---------------------- -----------------------
Maximum Deferred Sales Charge (Load) (as % of
the lower of the original offering price or      None1                   5%2                    1%3
redemption proceeds)
------------------------------------------------ ----------------------- ---------------------- -----------------------
1.   A 1% contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2.       Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.       Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)


                                               Class A Shares          Class B Shares           Class C Shares

---------------------------------------------- ----------------------- ------------------------ -----------------------

Management Fees                                0.53%                   0.53%                    0.53%

----------------------------------------------
---------------------------------------------- ----------------------- ------------------------ -----------------------
Distribution and/or Service (12b-1) Fees       0.23%                   1.00%                    1.00%
---------------------------------------------- ----------------------- ------------------------ -----------------------

Other Expenses                                 0.13%                   0.14%                    0.13%

---------------------------------------------- ----------------------- ------------------------ -----------------------

Total Annual Operating Expenses                0.89%                   1.67%                    1.66%

---------------------------------------------- ----------------------- ------------------------ -----------------------
Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays.
--------------------------------------------------------------------------------

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.


         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

If shares are redeemed:                 1 Year                3 Years             5 Years            10 Years1
--------------------------------------- --------------------- ------------------- ------------------ -----------------

Class A Shares                          $562                  $745                $945               $1,519

--------------------------------------- --------------------- ------------------- ------------------ -----------------

Class B Shares                          $670                  $826                $1,107             $1,578

--------------------------------------- --------------------- ------------------- ------------------ -----------------
--------------------------------------- --------------------- ------------------- ------------------ -----------------

Class C Shares                          $269                  $523                $902               $1,965

--------------------------------------- --------------------- ------------------- ------------------ -----------------

If shares are not redeemed:             1 Year                3 Years             5 Years            10 Years1
--------------------------------------- --------------------- ------------------- ------------------ -----------------

Class A Shares                          $562                  $745                $945               $1,519

--------------------------------------- --------------------- ------------------- ------------------ -----------------

Class B Shares                          $170                  $526                $907               $1,578

--------------------------------------- --------------------- ------------------- ------------------ -----------------
--------------------------------------- --------------------- ------------------- ------------------ -----------------

Class C Shares                          $169                  $523                $902               $1,965

--------------------------------------- --------------------- ------------------- ------------------ -----------------

In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.
1. Class B expense for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different investments will vary over time based on the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

         The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The share prices and yield of the Fund will change daily based on changes in market prices of securities, interest rates and market conditions and in response to other economic events.

Municipal Securities. The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations. The Fund invests mainly in New York municipal securities, which are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to New York State personal income tax. These are debt obligations issued by the State of New York and its political subdivisions (such as cities, towns, and counties), and their agencies, instrumentalities and authorities. The term "New York municipal securities" may also include debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest paid on those securities is not subject to New York personal income tax.

The Fund can also buy other municipal securities, issued by the governments of the other states and the District of Columbia, as well as their political subdivisions, authorities and agencies, and securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities.

The Fund can buy both long-term and short-term municipal securities. Long-term municipal securities (which are generally referred to as "bonds") have a maturity of more than one year when issued. The Fund generally focuses on long-term securities, to seek higher income.

The Fund can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The Fund can also can buy "revenue obligations" whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to alternative minimum tax.

     o Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.


Ratings of Municipal Securities the Fund Buys. Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. The Fund limits its investments in municipal securities that at the time of purchase are not "investment-grade" to not more than 25% of its total assets. "Investment grade" securities are those rated within the four highest rating categories of Moody's, Standard & Poor's Rating Services or Fitch Inc. or another nationally- recognized rating organization, or (if unrated) judged by the Manager to be comparable to securities rated as investment grade. Rating definitions of rating organizations are in Appendix A to the Statement of Additional Information. If a security is not rated, the Manager will use its judgment to assign a rating to the security comparable to that of a rating organization.

         The Manager relies to some extent on credit ratings by nationally-recognized rating organizations in evaluating the credit risk of securities selected for the Fund's portfolio. It also uses its own research and analysis to evaluate risks. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security might change over time. If the rating of a security is reduced after the Fund buys it, the Fund is not required automatically to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.


     o Special Risks of Lower-Grade Securities. Municipal securities that are below investment grade (these are sometimes called "junk bonds") may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers might not meet their debt obligations.


Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate, such as a percentage of the prime rate of a bank or the ninety-one (91) day U.S. Treasury Bill rate.


     o Inverse Floaters Have Special Risks. Variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund will not invest more than 20% of its total assets in inverse floaters.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks although some of them are designed to help reduce overall investment or market risks.

Other Derivatives. The Fund may also invest in other derivative investments that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are hedging instruments, such as options, interest rate swaps, and futures based on municipal bond indices or swap indices.

     o Hedging. The Fund can buy and sell certain kinds of futures contracts and put and call options and can enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them. The Fund does not use hedging instruments to a substantial degree and is not required to use them in seeking its goal.

         Some hedging strategies are designed to protect the portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

         Hedging involves risks. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

         Options trading involves the payment of premiums and can increase portfolio turnover. Interest rate swaps are subject to credit risks and interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them as a result of interest rate changes. The Fund may not enter into swaps with respect to more than 25% of its total assets.

Puts and Stand-By Commitments. The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities. The Fund obtains the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a lower interest rate. The Fund will acquire stand-by commitments or puts solely to enhance portfolio liquidity.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets in illiquid securities. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. The Fund cannot buy securities that have a restriction on resale.

Temporary Defensive Investments. The Fund can invest up to 100% of its total assets in temporary defensive investments during periods of volatile or adverse market conditions. Generally, the Fund's defensive investments would be short-term municipal securities but could be U.S. government securities or highly-rated corporate debt securities, commercial paper or bank obligations. The income from some temporary defensive investments might not be tax-exempt, and therefore when making those investments the Fund might not achieve its investment objective. The Fund can also hold cash and cash equivalents for cash management purposes, pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


         The Manager has operated as an investment advisor since January 1960. The Manager (including affiliates) managed assets of more than $125 billion at December 31, 2000, including more than 65 other funds having more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Manager. The portfolio manager of the Fund is Jerry Webman. Mr. Webman is Senior Vice President and Director of the Fixed Income Department of the Manager. Prior to joining the Manager in February 1996, Mr. Webman was a Vice President at Prudential Investment Corporation from November, 1990.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for its last fiscal year ended September 30, 2000, was 0.53% of average annual net assets for each class of shares.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

     o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.


     o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic payments through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

     o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four (4) other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.


HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

     o With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

     o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering prices which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".

         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid securities and obligations for which market values cannot be readily obtained.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying through a Dealer. If you buy shares through your dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

--------------------------------------------------------------------------------

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three (3) different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.


Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
--------------------------------------------------------------------------------

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six (6) years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.

--------------------------------------------------------------------------------

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within twelve (12) months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.

--------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. You should review these factors with your financial advisor. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.


     o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six
         (6) years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six (6) years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one (1) year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six (6) years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.


         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.


     o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven (7) years or more, Class B shares may be appropriate.


         Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.


How Does It Affect Payments to My Broker? A financial advisor, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
         Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.


SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.


         The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:


                                       Front-End Sales            Front-End Sales
                                         Charge As a                Charge As a              Concession As
                                        Percentage of            Percentage of Net           Percentage of
  Amount of Purchase                   Offering Price             Amount Invested           Offering Price

  ------------------------------- -------------------------- -------------------------- ------------------------
  Less than $50,000                         4.75%                      4.98%                     4.00%
  ------------------------------- -------------------------- -------------------------- ------------------------
  $50,000 or more but                       4.50%                      4.71%                     4.00%
  less than $100,000
  ------------------------------- -------------------------- -------------------------- ------------------------
  $100,000 or more but                      3.50%                      3.63%                     3.00%
  less than $250,000
  ------------------------------- -------------------------- -------------------------- ------------------------
  $250,000 or more but                      2.50%                      2.56%                     2.25%
  less than $500,000
  ------------------------------- -------------------------- -------------------------- ------------------------
  $500,000 or more but                      2.00%                      2.04%                     1.80%
  less than $1 million
  ------------------------------- -------------------------- -------------------------- ------------------------


Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more (other than purchases by retirement accounts, which are not permitted in the Fund). That concession will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.

         If you redeem any of those shares within an 18-month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.


CAN YOU REDUCE CLASS A SALES CHARGES? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.


HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six (6) years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.


         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:



                                                            Contingent Deferred Sales Charge on
  Years Since Beginning of Month in Which                   Redemptions in That Year
  Purchase Order was Accepted                               (As % of Amount Subject to Charge)
  --------------------------------------------------------- -------------------------------------------------------
  0 - 1                                                     5.0%
  --------------------------------------------------------- -------------------------------------------------------
  1 - 2                                                     4.0%
  --------------------------------------------------------- -------------------------------------------------------
  2 - 3                                                     3.0%
  --------------------------------------------------------- -------------------------------------------------------
  3 - 4                                                     3.0%
  --------------------------------------------------------- -------------------------------------------------------
  4 - 5                                                     2.0%
  --------------------------------------------------------- -------------------------------------------------------
  5 - 6                                                     1.0%
  --------------------------------------------------------- -------------------------------------------------------
  6 and following                                           None
  --------------------------------------------------------- -------------------------------------------------------


AutomaticConversion of Class B Shares. Class B shares  automatically  convert to
         Class A shares seventy two (72) months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares you hold convert, any other Class B shares that were acquired by the reinvesting of dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of twelve (12) months from their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.


DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and  Service  Plans for  Class B and  Class C Shares.  The Fund has
         adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.


         The Distributor currently pays sales concessions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

         The Distributor currently pays sales concessions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.


Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

     o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
     o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

         You can purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.


Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging  Shares.  With the  OppenheimerFunds  Exchange  Privilege,  described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.


REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six (6) months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.


How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
     o   You wish to redeem $100,000 or more and receive a check
     o The redemption check is not payable to all shareholders listed on the account statement o The redemption check is not sent to the address of record on your account statement o Shares are being transferred to a Fund account with a different owner or name o Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o    A U.S. bank, trust company, credit union or savings association,
o    A foreign bank that has a U.S. correspondent bank,
o A U.S. registered dealer or broker in securities, municipal securities or government securities, or
o A U.S. national securities exchange, a registered securities association or a clearing agency.

         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

HOW  DO YOU SELL SHARES BY MAIL? Write a "letter of instructions" that includes:
     o Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
     o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for                 Send courier or express mail
requests by mail:                             requests to:
OppenheimerFunds Services                     OppenheimerFunds Services
P.O. Box 5270                                 10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270                   Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.
     o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310

Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

ARE THERE LIMITS ON AMOUNTS REDEEMED BY TELEPHONE?


TelephoneRedemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven (7) day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within thirty (30) days of changing the address on an account.


TelephoneRedemptions  Through  AccountLink.   There  are  no  dollar  limits  on
         telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account Application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.
     o Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
     o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge. o Checks must be written for at least $100. o Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.

     o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior ten (10) days.

     o Don't use your checks if you changed your Fund account number, until you receive new checks.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request).


         A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

o the amount of your account value represented by an increase in net asset value over the initial purchase price,
o shares purchased by the reinvestment of dividends or capital gains distributions, or
o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
     (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for the holding period that applies to the class, and
(3)      shares held the longest during the holding period.

         Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:

     o Shares of the fund selected for exchange must be available for sale in your state of residence. o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least seven (7) days before you can exchange them.
         After the account is open seven (7) days, you can exchange shares every regular business day. o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange. o Before exchanging into a fund, you must obtain and read its prospectus.


         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

TelephoneExchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

     o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven (7) days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.

     o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
     o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
     o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is continued in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephonetransaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.


Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within
         seven  (7)  days  after  the   Transfer   Agent   receives   redemption
         instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three (3) business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as ten (10) days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.


Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup withholding" of Federal personal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.


To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the Transfer Agent receives your request to stop householding.


Dividends and Tax Information

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

         The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Dividends and distributions paid on Class A shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest Dividends   or  Capital   Gains.   You  can  elect  to  reinvest   some
         distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your  Distributions  in  Another  OppenheimerFunds   Account.  You  can
         reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal personal income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Fund earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

         Dividends paid by the Fund from interest it receives from New York municipal securities will be exempt from New York State and New York City personal income taxes. Dividends paid from municipal securities of other issuers normally will be treated as taxable ordinary income subject to New York State and City personal income taxes. Distributions of any net long-term capital gains distribution will be taxable as ordinary income for New York State and City personal income tax purposes.

         Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember,There May be Taxes on Transactions. Even though the Fund seeks to distribute tax-exempt income to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal personal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS


 Class A       Year Ended September 30,                  2000            1999            1998
1997            1996
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.24          $13.17          $12.79
$12.41          $12.29
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .64             .64             .64
 .69             .68
 Net realized and unrealized gain (loss)                 (.09)           (.94)            .40
 .37             .12

----------------------------------------------------------------------
 Total income (loss) from investment
 operations                                               .55            (.30)           1.04
1.06             .80
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.64)           (.63)           (.66)
(.68)           (.68)
 Distributions from net realized gain                      --(1)           --              --
--              --

----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.64)           (.63)           (.66)
(.68)           (.68)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.15          $12.24          $13.17
$12.79          $12.41

======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     4.78%          (2.36)%          8.36%
8.78%           6.65%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $509,288        $575,254        $609,183        $634,789
$667,258
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $529,839        $603,604        $621,555        $652,048
$684,981
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   5.45%           5.04%           4.96%
5.49%           5.50%
 Expenses                                                0.89%           0.88%           0.87%(4)
0.86%(4)        0.91%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%             18%             25%
21%             21%


1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.



 | OPPENHEIMER NEW YORK MUNICIPAL FUND

 Class B       Year Ended September 30,                  2000            1999            1998
1997            1996
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.25          $13.18          $12.79
$12.41          $12.30
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .53             .54             .55
 .59             .60
 Net realized and unrealized gain (loss)                 (.07)           (.94)            .41
 .38             .10

----------------------------------------------------------------------
 Total income (loss) from investment
 operations                                               .46            (.40)            .96
 .97             .70
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.55)           (.53)           (.57)
(.59)           (.59)
 Distributions from net realized gain                      --(1)           --              --
--              --

----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.55)           (.53)           (.57)
(.59)           (.59)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.16          $12.25          $13.18
$12.79          $12.41

======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     3.98%          (3.11)%          7.62%
7.97%           5.77%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $49,671         $78,526        $107,021        $106,459
$101,302
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $60,299         $98,597        $106,130        $104,183
$ 98,488
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   4.68%           4.25%           4.21%
4.72%           4.73%
 Expenses                                                1.67%           1.65%           1.63%(4)
1.63%(4)        1.68%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%             18%             25%
21%             21%


1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


23 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C       Year Ended September 30,                  2000            1999            1998
1997            1996
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.24          $13.17          $12.79
$12.41          $12.30
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .56             .56             .47
 .57             .60
 Net realized and unrealized gain (loss)                 (.10)           (.96)            .48
 .39             .09

----------------------------------------------------------------------
 Total income (loss) from investment
 operations                                               .46            (.40)            .95
 .96             .69
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.55)           (.53)           (.57)
(.58)           (.58)
 Distributions from net realized gain                      --(1)           --              --
--              --

----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.55)           (.53)           (.57)
(.58)           (.58)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.15          $12.24          $13.17
$12.79          $12.41

======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     3.97%          (3.11)%          7.54%
7.95%           5.64%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $5,954          $6,450          $6,168
$4,749          $2,007
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $6,121          $6,622          $5,420
$3,798            $752
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   4.68%           4.26%           4.30%
4.67%           4.60%
 Expenses                                                1.66%           1.65%           1.63%(4)
1.63%(4)        1.77%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%             18%             25%
21%             21%


1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


OPPENHEIMER NEW YORK MUNICIPAL FUND

INFORMATION AND SERVICES

For More Information on Oppenheimer New York Municipal Fund:

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL   REPORTS  Additional   information  about  the  Fund's
investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

------------------------------------------------------------ ---------------------------------------------------------
By Telephone:                                                Call OppenheimerFunds Services toll-free:
                                 1.800.525.7048
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
By Mail:                                                     Write to:
                                                             OppenheimerFunds Services
                                                             P.O. Box 5270
                                                             Denver, Colorado 80217-5270
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
On the Internet:                                             You can send us a request by e-mail or can read or
                                                             down-load documents on the OppenheimerFunds web site:
                                                             http://www.oppenheimerfunds.com
------------------------------------------------------------ ---------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's
shares are distributed by:
SEC File No. 811-4054                   (logo)OppenheimerFunds Distributor, Inc.

PR0360.001.01.01

Printed on recycled paper.

                          APPENDIX TO THE PROSPECTUS OF
                       OPPENHEIMER NEW YORK MUNICIPAL FUND

         Graphic material included in the Prospectus of Oppenheimer New York Municipal Fund ("the Fund") "Annual Total Returns (Class A)(% as of 12/31 each year)":

         A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the eight most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:


------------------------------------------------ -------------------------------------------------
Calendar Year Ended:                             Annual Total Returns
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/91                                                              12.48%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/92                                                               9.64%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/93                                                              13.15%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/94                                                              -8.79%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/95                                                              17.62%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/96                                                              4.13%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/97                                                              9.16%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/98                                                              5.83%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/99                                                              -4.46%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------

12/31/00                                                                %



                       Oppenheimer New York Municipal Fund
--------------------------------------------------------------------------------


6803 South Tucson Way, Englewood, Colorado 80112

1-800-525-7048


           Statement of Additional Information dated January 26, 2001

         This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 26, 2001. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.


Contents
                                                                           Page

About the Fund

Additional Information About the Fund's Investment Policies and Risks.........2
       The Fund's Investment Policies.........................................2
       Municipal Securities...................................................3
       Other Investment Techniques and Strategies.............................15
       Investment Restrictions................................................26
How the Fund is Managed.......................................................28
       Organization and History...............................................28
       Trustees and Officers of the Fund......................................29
       The Manager ...........................................................34
Brokerage Policies of the Fund................................................36
Distribution and Service Plans................................................38
Performance of the Fund.......................................................41


About Your Account

How To Buy Shares.............................................................46
How To Sell Shares............................................................53
How to Exchange Shares........................................................57
Dividends and Taxes...........................................................60
Additional Information About the Fund.........................................63


Financial Information About the Fund
Independent Auditors' Report..................................................64
Financial Statements .........................................................65

Appendix A: Municipal Bond Ratings Definitions...............................A-1
Appendix B: Industry Classifications.........................................B-1
Appendix C: Special Sales Charge Arrangements and Waivers....................C-1
--------------------------------------------------------------------------------

A B O U T  T H E  F U N D
--------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

         The investment objective and the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager can use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It can use some of the special investment techniques and strategies at some times or not at all.The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

     However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

         There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

         |X| Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

     The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 50%.


Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

         |X| Municipal Bonds. We have classified longer term municipal securities as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

         Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

              |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

              |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

         Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

              |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

              |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

         In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

         Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.

         The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

         In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

         To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

         The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

         Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code
Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

         A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.


         |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.


              |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

              |_|  Revenue   Anticipation  Notes.  These  are  notes  issued  in
expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

              |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

              |_| Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.


         |X| Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of two hundred seventy (270) days or less) is issued by a municipality to meet current working capital needs.


         |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

         Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

         Those guidelines require the Manager to evaluate:
         o    the frequency of trades and price quotations for such securities;
         o the number of dealers or other potential buyers willing to purchase or sell such securities; o the availability of market-makers; and o the nature of the trades for such securities.

         Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

         Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

         In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.


         |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Service ("S&P") and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

         Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.


         The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.


         A list of the rating definitions of Moody's, S&P, and Fitch for municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.


              |_| Special Risks of Lower-Grade Securities. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.


     While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Trust's investments are highly sensitive to the fiscal stability of New York State (referred to in the section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the municipal securities in which the Trust invests. The following information on risk factors in concentrating in New York municipal securities is only a summary, based on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to July 15, 2000 with respect to offerings of New York State, and on or prior to December 22, 2000 with respect to offerings by New York City. No representation is made as to the accuracy of this information.


         During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Trust invests.


         |X| Factors Affecting Investments in New York State Securities. The State's published forecast of its economy showed continued expansion during the 2000 calendar year, with employment growth gradually slowing from the 1999 calendar year. Employment in the State grew strongly for the first nine (9) months of 2000, with the service sector accounting for the largest increases. On an average annual basis, the employment growth rate in the State was expected to be lower than in 1999, but not to exceed national employment growth. Projections for wages and personal income growth for 2000 were increased in November 2000, and reflect strong first quarter growth in bonus payments. However, the recent prolonged weakness exhibited by the stock market and the slowdown projected for the national economy suggest that the securities industry may not repeat its strong current-year performance. The Division of Budget now projects wage growth of 9.4% for 2000, followed by growth of 5.4% for 2001. Overall personal income growth of 8.0% is projected for 2000, with 5.0% growth in personal income expected for 2001.

         The forecast for continued, though decelerating, growth, and any resultant impact on the state plan, contained uncertainties. The primary risk to the national economic outlook is the possibility of accelerating inflation due to an oil shock or the nation's tight labor marker. In response, the Federal Reserve Board may feel compelled to raise interest rates even further. With the economy already slowing down, further rate hikes could cause even weaker-than-expected growth toward the end of 2001. Another potential risk to the national economy lies in the uncertain future of the financial markets. Should the stock markets undergo future significant corrections, the resultant reduction in the value of household wealth could reduce consumption growth even further. Alternatively, an acceleration in technology-induced productivity growth could lead to enhanced economic performance. The State's forecast is subject to the same economic uncertainties as the national forecast, as well as some which are more specific to the State. For example, with Wall street fueling a significant portion of the growth in the State's revenues, New York is particularly vulnerable to an unexpectedly poor performance by the financial markets, which could reduce securities industry rates of profit and bonus payment growth. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in the State given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the State's economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

         Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State projected that is it likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

         On May 10, 2000, the State issued the 2000-01 Financial Plan (the "May Financial Plan"). On July 31, 2000, the State released the first of three quarterly updates to the May Financial Plan (the "July Update") and on October 30, 2000, the State issued the second such quarterly update (the "October Update"; the May Financial Plan, as updated by the July Update and the October Update, being the "State Plan").

         The State's General Fund (the major operating Fund of the State) was projected in the State Plan to be balanced on a cash basis for the 2000-01 fiscal year. Total receipts and transfers from other funds were projected to reach $39.72 billion, an increase of over $2.32 billion from the prior fiscal year, and disbursements and transfers to other funds were projected to be $39.55 billion, an increase of $2.38 million from the total disbursed in the prior fiscal year.

         The State reported that at the end of the first six (6) months of the 2000-01 fiscal year, the General Fund had a cash balance of $78.21 billion, $437 million above the estimate in the July Update. Total General Fund receipts and transfers from other funds totaled $24.51 billion through September. Receipts and transfers were $423 million higher than the cashflow projections in the July Update, primarily due to higher-than-projected personal income tax receipts. Total General Fund disbursements and transfers to other funds totaled $18.19% billion through September. The results were generally consistent with the estimate of disbursements in the July Update. The modest decrease of $14 million form the estimate in the July Update was attributable to the timing of payments and was not anticipated to affect year end disbursement totals.

         Although receipt results through the first half of the 2000-01 fiscal year remained strong, several factors with a potentially negative impact on future receipts mitigated against an upward revision in the receipt estimates at the time of the October Update. These included, but were not limited to, a possible slowdown in national economic activity engineered by Federal Reserve Board policy; an easing of growth in equity markets; and continued uncertainty with respect to financial sector profits and bonus payments that determine a significant portion of year-end income and corporate tax receipts.

         Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment were deemed to be particularly important. The State stated that its projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, was designed to ensure that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under those taxes.

         Projections of total State disbursements were based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year included uncertainties relating to the economy of the nation and the State, the policies of the federal government, collective bargaining negotiations and changes in the demand for and use of State services.

         Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.


     |_| State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include:


         o the General Fund, which is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources;
         o Special Revenue Funds, which account for the proceeds of specific revenues (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes;
         o Capital Projects Funds, which account for financial resources of the State to be for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, proprietary Funds and Fiduciary Funds); and
         o Debt Service Funds, which account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

         |_| Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized the corporation to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than thirty (30) years, was expected to eliminate the need for continued short-term seasonal borrowing.

         The legislation also dedicated revenues equal to one percent of the four percent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest. An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds.

         As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.


         |X| Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.


|X| Ratings of the State's Securities. Moody's Investors Service, Inc. has rated the State's general obligation bonds from "A2" and Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, has rated those bonds "A+".

         Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating may be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that a rating will not be revised downward or withdrawn entirely, if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the State and municipal securities in which the Trust invests.

         |X| The State's General Obligation Debt. As of March 31, 2000, the State had approximately $4.6 billion in general obligation bonds outstanding. Principal and interest due on general obligation bonds were $724 million for the 1999-2000 fiscal year and are estimated to be $687.4 million for the State's 2000-01 fiscal year.

         |X| Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 2000-01 fiscal year or thereafter.

         The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 2000-01 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 2000-01 financial plan.

         In addition, the State is party to other claims and litigation that its legal counsel has advised are not probable of adverse court decisions or are not deemed to be materially adverse. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 2000-01 fiscal year or thereafter.

         |X| Other Functions. Certain localities in addition to New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

         |X| Factors Affecting Investments in New York City Municipal Securities. New York City (the "City") has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms.

         Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales may have an impact on the City. From 1969 to 1977, the City experienced substantial declines in employment, but from 1978 to 1987 the City experienced strong growth in jobs, especially in the city's finance, insurance and real estate sectors due in large part to lower inflation, lower interest rates and a strong securities market. Beginning in 1988, employment growth in the City slowed, and in 1990 the City experienced job losses, although the U.S. economy expanded during that period. During 1991 and 1992, employment levels in the city continued to decline. In recent years, the City experienced increases in employment. Real per capital personal income (i.e. per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations in employment in the City. Although the City periodically experienced declines in real per capita income between 1969 and 1981, real per capita income in the City has generally increased from the mid-1980's until the present. In nearly all of the years between 1969 and 1990 the city experienced strong increases in retail sales. However, from 1991 to 1993, the city experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement accelerated significantly between 1997 and 1999. Much of the increase can be traced from the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment growing at a record pace. The City's current financial plan assumes that, after strong growth in 2000, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

         For each of the 1981 through 2000 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

         The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2001 through 2004 fiscal years (referred to below as the "2001-2004 Financial Plan", or "Financial Plan").

         The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2001 through 2004 contemplates the issuance approximately $7.4 billion of general obligation bonds and approximately $5.54 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority"). In addition, it is currently expected that the City will have access to approximately $2.4 billion (including the $604 million of bond proceeds received by December 2000) of proceeds from the sale of tobacco settlement bonds to be issued by TSASC, Inc. ("TSASC"). Such bonds are secured by revenues derived from the settlement litigation with tobacco companies selling cigarettes in the United States. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

         In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority ("Water Authority"), Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority, Finance Authority and TSASC bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

         The City Comptroller and other agencies and public officials issue periodic reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         |X| 2001-2004 Financial Plan. The Financial Plan for the 2001 through 2004 fiscal years, released on November 17, 2000, projects that revenues and expenditures for the 2001 fiscal year will be balanced in accordance with generally accepted accounting principles, and projects gaps of $2.5 billion, $3.0 billion and $3.0 billion for fiscal years 2002 through 2004, respectively, after implementation of a gap closing program. The Financial Plan depends upon its projections of increased tax revenues in fiscal years 2001 through 2004, reflecting primarily increases in projected personal income, business and sales tax revenues; projections of increases in revenues in fiscal years 2001 through 2004 due to reductions in proposed tax cuts; projections of increased pension costs resulting primarily from a cost of living adjustment in pension payments for the years 2001 through 2004 and a reduction in projected Federal assistance of $75 million in each of fiscal years 2001 through 2004. The Financial Plan further includes proposed discretionary transfer in the 2001 fiscal year of $1.3 billion to pay debt service due in fiscal year 2002 and a proposed discretionary transfer in fiscal year 2002 to pay debt service due in fiscal year 2003 of $345 million.

         The Financial Plan contains a labor reserve for merit pay wage increases for City employees for two (2) years after their collective bargaining agreements expire, at a cost of $325 million, $750 million, $800 million and $800 million in fiscal years 2001 through 2004, respectively. The proposed wage increases are contingent upon the City achieving proposed productivity savings and reducing fringe benefit costs in amounts totaling $250 million, $265 million, $280 million and $300 million in fiscal years 2001 through 2004, respectively, which are subject to collective bargaining negotiations. The Financial Plan does not make any provision for wage increases other than the labor reserve for merit pay increases discussed above.

         The Financial Plan also reflects a tax reduction program including the elimination of the commercial rent tax over four (4) years commencing June 1, 2000; a reduction and restructuring of the 14% personal income tax surcharge, effective January 1, 2001, which has been passed by the City Council and signed by the Mayor; the extension of current tax reductions for owners of cooperative and condominium apartments; and the borough development program. The extension of current tax reductions for cooperative and condominium apartments, which would have an annual cost of approximately $200 million commencing in fiscal year 2002, has not yet received State legislative approval.

         In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

         The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

         |X| Ratings of the City's Bonds. Moody's Investors Service, Inc. ("Moody's") has rated the City's outstanding general obligation bonds "A2." Standard and Poor's Ratings Group, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's"), has rated those bonds "A." Fitch Inc. ("Fitch"), the international rating agency, has rated these bonds "A+." These ratings reflect only the views of Moody's, Standard & Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds. On July 16, 1998, Standard & Poor's revised its rating of City bonds to "A-" from "BBB+." On September 13, 2000, Standard & Poor's revised its rating of City Bonds upward to "A." Moody's rating of City bonds was revised in August 2000 to "A2" from "A3." On March 8, 1999, Fitch revised its rating of City bonds upward to "A" from "A-" and on September 15, 2000, Fitch revised its rating to "A+."

         |X| The City's Outstanding Indebtedness. As of September 30, 2000, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $25.677 billion and $2.509 billion of outstanding net long-term debt.

         The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

         |X| Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of such proceedings and claims are not currently predictable, adverse determinations in certain of them might have material adverse effect upon the City's ability to carry out the Financial Plan. For the fiscal year ended on June 30, 2000, the City paid $490.7 million for judgments and claims. The Financial Plan includes provision for the payment of judgements and claims of $442.3 million, $463.5 million, $482.7 million, $507.7 million for the 2001 through 2004 fiscal years, respectively. As of June 30, 2000, the City estimates its potential future liability for outstanding claims against it to be approximately $3.5 billion.


Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

         |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.


         The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the ninety one (91) day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one (1) year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon no more than thirty (30) days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.


         |X| Inverse Floaters and Other Derivative Investments. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

         Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

         Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

         |X| When-Issued and Delayed-Delivery Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" or "forward commitment" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.


         When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six (6) months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6) months and possibly as long as two
(2) years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.


         The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books cash, U.S. government securities or other high grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

         When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

         |X| Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because   zero-coupon   securities   pay  no  interest   and   compound
semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

         The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

         Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

         A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

         |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

          In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.


         The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five (5) days of the purchase. Repurchase agreements having a maturity beyond seven (7) days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven (7) days or less.


         Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

         |X| Illiquid Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. As a matter of fundamental policy, the Fund cannot purchase any securities that are subject to restrictions on resale.

         |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the value of the Fund's total assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to lend securities, but if it does, the value of loaned securities is not expected to exceed 5% of the value of the Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

         The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.


         When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.


         |X| Hedging. The Fund can use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
         o sell interest rate futures or municipal bond index futures, o buy puts on such futures or securities, or
         o write covered calls on securities, interest rate futures or municipal bond index futures. Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

         The Fund can also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:
         o buy interest rate futures or municipal bond index futures, or o buy calls on such futures or on securities.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

              |_| Futures. The Fund can buy and sell futures contracts relating to interest rates (these are called "interest rate futures") and broadly-based municipal bond indices (these are referred to as "municipal bond index futures"). As a fundamental policy, these are the only futures contracts the Fund can buy and sell.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

         A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.


         No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to the expiration of the future, the Fund can elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

         The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.


         Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three (3) years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).


     |_| Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

     |_| Writing Covered Call Options. The Fund can write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

     (1) After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
     (2) Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
     (3) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

     (4) The Fund may write calls on futures contracts whether or not it owns them.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine (9) months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.


         When the Fund writes a call or an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will settle the transaction by paying an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

         The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.


              |_| Writing Uncovered Call Options on Futures Contracts. The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will identify additional liquid assets on its books if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.


              |_| Purchasing Calls and Puts. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

     When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

         The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures). The Fund may not sell puts other than puts it has previously purchased.

         When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

              |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

         The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market might decline. If the Fund then concludes not to invest in such securities because of concerns that there might be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

         An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

              |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap a right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

     Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

              |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. That Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it.

|X| Temporary Defensive Investments. The securities the Fund can invest in for temporary defensive purposes include the following:
o    short-term municipal securities;

o obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; o corporate debt securities rated within the three highest grades by a nationally recognized rating agency; o commercial paper rated "A-1" by S&P, or having a comparable rating by another nationally-recognized rating agency; and o certificates of deposit of domestic banks with assets of $1 billion or more.


         |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

         |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
         o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         o    more than 50% of the outstanding shares.

         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

     |_| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

         o The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

         o The Fund cannot make loans. However, the Fund can enter into repurchase agreements and purchase debt securities in accordance with the Fund's other investment policies and restrictions. The Fund may also lend its portfolio securities as described in "Loans of Portfolio Securities."

      o The Fund cannot borrow money in excess of 10% of the value of its total assets. It cannot buy any additional investments when borrowings exceed 5% of the value of its total assets. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes.

         o The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt. However, the use of collateral arrangements for premium and margin payments in connection with hedging instruments is permitted.

         o With respect to 75% of its assets, the Fund cannot purchase securities issued or guaranteed by any one issuer (other than the U.S. government or its agencies or instrumentalities), if more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10% of that issuer's voting securities.

         o The Fund cannot invest 25% or more of its total assets in any industry. However, municipal securities and U.S. government obligations are not considered to be part of any single industry.

         o The Fund cannot invest in real estate. The Fund can invest in municipal securities or other permitted securities that are secured by real estate or interests in real estate.

         o The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain such short-term credits that may be necessary for the clearance of purchases and sales of securities.

         o The Fund cannot sell securities short.

         o The Fund cannot underwrite securities or invest in securities that are subject to restrictions on resale.

         o The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

         o The Fund cannot invest in securities of any other open-end investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         o The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

         o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions and contracts to buy or sell derivatives, hedging instruments, options or futures.

         Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be "diversified" as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

         In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

How the Fund Is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1984.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and
o        votes as a class on matters that affect that class alone.

         |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.


      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least ten (10) shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six (6) months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.


         |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five (5) years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are trustees or directors of the following New York-based Oppenheimer funds:1

Oppenheimer California Municipal Fund     Oppenheimer Large Cap Growth Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Preservation Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund       Oppenheimer Multi-Sector Income Trust
Oppenheimer Discovery Fund               Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund
Oppenheimer Emerging Growth Fund          Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund               Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                   Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                   Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Trinity Growth Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer International Growth Fund     Oppenheimer U.S. Government Trust
Oppenheimer International Small Company Fund   Oppenheimer World Bond Fund

      Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of January 10, 2001, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Leon Levy, Chairman of the Board of Trustees, Age: 75.
280 Park Avenue, New York, NY 10017
General Partner of Odyssey  Partners,  L.P.  (investment
partnership)   (since   1982)  and  Chairman  of  Avatar
Holdings, Inc. (real estate development).

Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 74. 399 Ski Trail, Smoke Rise, New Jersey 07405 Formerly he held the following positions: Chairman Emeritus (August 1991 - August 1999), Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds Distributor, Inc., a subsidiary of the Manager and the Fund's Distributor (July 1978 - January 1992).

Bridget A. Macaskill*, President and Trustee; Chairman of the Board of Trustees and President; Age: 52. Two World Trade Center, New York, New York 10048-0203 Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation
(since July 1991) and of Oppenheimer  Real Asset  Management,  Inc.  (since July
1996),  investment adviser  subsidiaries of the Manager; a director (since April
2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of the Manager (June 1991 - August 2000).


Robert G. Galli, Trustee, Age: 67.
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman (October 1995 - December 1997) and Executive Vice
President (December 1977 - October 1995) of the Manager; Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age: 62.
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University.

Benjamin Lipstein, Trustee, Age: 77.
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age: 71.
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive
Committee of Board of Trustees of the National  Building
Museum; a member of the Trustees  Council,  Preservation
League of New York State.

Kenneth A. Randall, Trustee, Age: 73.
6 Whittaker's Mill, Williamsburg, Virginia 23185
A  director  of  Dominion   Resources,   Inc.  (electric
utility  holding   company),   Dominion   Energy,   Inc.
(electric  power  and  oil & gas  producer),  and  Prime
Retail,  Inc. (real estate investment  trust);  formerly
President and Chief Executive  Officer of The Conference
Board,   Inc.   (international   economic  and  business
research) and a director of Lumbermens  Mutual  Casualty
Company,   American  Motorists   Insurance  Company  and
American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 70.
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); President, Baruch College of the City University of New York; formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 69.
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman  of  The   Directorship   Search  Group,   Inc.
(corporate    governance    consulting   and   executive
recruiting);  a director of  Professional  Staff Limited
(a U.K. temporary  staffing company);  a life trustee of
International     House     (non-profit      educational
organization),   and  a   trustee   of   the   Greenwich
Historical Society.

Clayton K. Yeutter, Trustee, Age: 70.
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of  Counsel,  Hogan & Hartson (a  Washington,  D.C.  law
firm).   Other   directorships:   Allied   Zurich  Pl.c;
ConAgra,  Inc.;  FMC  Corporation;  Farmers  Group Inc.;
Oppenheimer  Funds;   Texas  Instruments   Incorporated;
Weyerhaeuser Co. and Zurich Allied AG.

Jerry A. Webman, Portfolio Manager, Age: 51. Two World Trade Center, New York, New York 10048-0203 Senior Vice President, Senior Investment Officer and Director of the Fixed Income Department of the Manager (since February 1996); Senior Vice President of HarbourView Asset Management Corporation (since May
1999); a portfolio manager of other Oppenheimer funds; before joining the Manager in February 1996, he was a Vice President and portfolio manager with Prudential Investment Corporation (March 1986 - February 1996).

Andrew J. Donohue, Secretary, Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General
Counsel  (since  October  1991)  and a  director  (since
September  1995) of the  Manager;  of  OppenheimerFunds,
Inc.;  Executive  Vice  President  and  General  Counsel
(since  September  1993) and a director  (since  January
1992) of OppenheimerFunds  Distributor,  Inc.; Executive
Vice  President,  General  Counsel and a director (since
September   1995)  of   HarbourView   Asset   Management
Corporation,  Shareholder  Services,  Inc.,  Shareholder
Financial  Services,  Inc. and  Oppenheimer  Partnership
Holdings, Inc., of OFI Private Investments,  Inc. (since
March  2000),  and of PIMCO  Trust  Company  (since  May
2000);  President  and a director  of  Centennial  Asset
Management  Corporation of the Manager (since  September
1995) and of  Oppenheimer  Real Asset  Management,  Inc.
(since July 1996);  Vice President and a director (since
September 1997) of  OppenheimerFunds  International Ltd.
and Oppenheimer  Millennium Funds plc; a director (since
April 2000) of OppenheimerFunds Legacy Program;  General
Counsel  (since  May 1996) and  Secretary  (since  April
1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted,  Treasurer and Principal  Financial and
Accounting Officer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice  President and Treasurer  (since March 1999)
of the  Manager  of  OppenheimerFunds,  Inc.;  Treasurer
(since  March  1999)  of  HarbourView  Asset  Management
Corporation,  Shareholder  Services,  Inc.,  Oppenheimer
Real   Asset   Management    Corporation,    Shareholder
Financial  Services,  Inc. and  Oppenheimer  Partnership
Holdings, Inc., of OFI Private Investments,  Inc. (since
March 2000) and of  OppenheimerFunds  International Ltd.
and Oppenheimer  Millennium  Funds plc (since May 2000);
Treasurer and Chief  Financial  Officer (since May 2000)
of  PIMCO  Trust  Company;  Assistant  Treasurer  (since
March  1999) of  Oppenheimer  Acquisition  Corp.  and of
Centennial Asset Management  Corporation of the Manager;
an  officer  of  other   Oppenheimer   funds;   formerly
Principal  and Chief  Operating  Officer,  Bankers Trust
Company - Mutual Fund  Services  Division  (March 1995 -
March 1999);  Vice President and Chief Financial Officer
of  CS  First   Boston   Investment   Management   Corp.
(September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior  Vice  President  (since May 1985) and  Associate
General  Counsel  (since  May  1981) of the  Manager  of
OppenheimerFunds,    Inc.;    Assistant   Secretary   of
Shareholder    Services,    Inc.   (since   May   1985),
Shareholder  Financial  Services,  Inc.  (since November
1989);    OppenheimerFunds    International   Ltd.   and
Oppenheimer  Millennium  Funds plc (since October 1997);
an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 42. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of the Manager; Vice President of OppenheimerFunds, Inc. (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc.


Scott T. Farrar, Assistant Treasurer, Age: 35. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May
1996);  Assistant  Treasurer of Oppenheimer  Millennium Funds plc (since October
1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of the Manager; Vice President of OppenheimerFunds, Inc. (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc.

         |X| Remuneration of Trustees. The officers of the Fund and one Trustee of the Fund (Ms. Macaskill) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. Mr. Spiro was affiliated with the Manager until July 31, 1999. The compensation from the Fund was paid during its fiscal year ended September 30, 2000. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2000.


-------------------------- ------------------------- ----------------------------
Trustee's Name                       Total                          Retirement
and Other Positions                  Compensation                    Benefits
                                     from all                    Accrued as Part
                                     New York based              of Fund
                                     Oppenheimer          Aggregate Compensation   Expenses
                                     Funds (30 Funds)2    from Fund1
                                     -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
             Leon Levy               None                       None                               $171,950
Chairman
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
         Robert G. Galli3            None                       None                               $191,134
Study Committee Member
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
       Phillip A. Griffiths4
Study Committee Chairman,            None                       None                                    $  59,529
Audit Committee Member
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
       Elizabeth B. Moynihan
Study Committee                      None                       None                                    $104,695
Member
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
        Kenneth A. Randall           None                       None                                    $  96,034
Audit Committee Member
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
          Edward V. Regan
Proxy Committee Chairman, Audit      None                       None                                    $  94,995
Committee Member
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
Russell S. Reynolds, Jr.
Proxy Committee                      None                       None                                    $ 71,069
Member
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

Benjamin Lipstein                    None                       None                               $148,639
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

                                     None                       None                                     $ 63,435
Donald W. Spiro
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
        Clayton K. Yeutter5
Proxy Committee                      None                       None                                     $ 71,069
Member
------------------------------------ -------------------------- ------------------------- ----------------------------

1. Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Trustee or Director for the 2000 calendar year.
2. Total compensation for the 2000 calendar year includes compensation received for serving as Trustee or Director of 10 other Oppenheimer funds.
3. Calendar year 2000 figures include compensation from the Oppenheimer New York, Quest and Rochester Funds.
4. Includes $0 deferred under Deferred Compensation Plan described below.
5. Includes $0 deferred under Deferred Compensation Plan described below.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five (5) years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least fifteen (15) years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

         |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

         Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |X| Major Shareholders. As of January 8, 2001, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were:

MerrillLynch Pierce Fenner & Smith Inc. (which advised the Fund that such shares were held beneficially for its customers) 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246 438,860.874 Class B shares (approximately 11.14% of the Class B shares then outstanding) and 81,850.752 Class C shares (approximately 15.69% of the Class C shares then outstanding).

NFSC FEBO #0RL-773565 Mrs. Gloria Fleckenstein 145 East 15th Street Apt. 17B New York, New York 27,341,924 Class C shares (approximately 5.24% of the Class C shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

The portfolio manager of the Fund is principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's fixed-income portfolio department, provide the Fund's portfolio manager with research and support in managing the Fund's portfolio.

         |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

            The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


         |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

------------------------------------- -----------------------------------------------------------------------
       Fiscal Year Ended 9/30                     Management Fee Paid to OppenheimerFunds, Inc.
------------------------------------- -----------------------------------------------------------------------
------------------------------------- -----------------------------------------------------------------------
                1998                                                $3,799,175
------------------------------------- -----------------------------------------------------------------------
------------------------------------- -----------------------------------------------------------------------
                1999                                                $3,690,468
------------------------------------- -----------------------------------------------------------------------
------------------------------------- -----------------------------------------------------------------------
                2000                                                $3,186,686
------------------------------------- -----------------------------------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, the Manager thinks in its best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

         The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

         Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

         The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
                Aggregate          Class A Front-End   Concessions on       Concessions on      Concessions on
                Front-End Sales    Sales Charges       Class A Shares       Class B Shares      Class C Shares
  Fiscal Year   Charges on Class   Retained by         Advanced by          Advanced by         Advanced by
  Ended 9/30:   A Shares           Distributor2        Distributor1         Distributor1        Distributor1
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      1998          $ 685,776           $133,537             $24,640             $424,646            $22,130
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      1999          $ 572,576           $116,793             $38,094             $351,127            $22,047
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      2000          $ 335,490           $ 68,368             $ 1,081             $164,076            $15,900
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
1.   The Distributor  advances  concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares  from its own resources at the time of sale.
2.       Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

  ---------------------------- ----------------------------- --------------------------- ---------------------------
                                                                 Class B Contingent
                                    Class A Contingent       --------------------------      Class C Contingent
                                      Deferred Sales               Deferred Sales              Deferred Sales
          Fiscal Year              Charges Retained by          Charges Retained by         Charges Retained by
          Ended 9/30:                  Distributor                  Distributor                 Distributor
  ---------------------------- ----------------------------- --------------------------- ---------------------------
  ---------------------------- ----------------------------- --------------------------- ---------------------------
             2000                           $0                        $205,228                     $4,610
  ---------------------------- ----------------------------- --------------------------- ---------------------------

--------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.

         Under the plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

         Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B shares automatically convert into Class A shares after six (6) years, the Fund must obtain the approval of both Class A and Class B shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under that plan.

         While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, the purpose for which the payments were made and the identity of each recipient of a payment. The report on the Class B and Class C plans shall also include the Distributor's distribution costs for the quarter. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

         Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

         |X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

         For the fiscal year ended September 30, 2000, payments under the Plan for Class A shares totaled $1,216,926 which was paid by the Distributor to recipients. That included $21,419 to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

         |X| Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The types of services that recipients provide are similar to the services provided under the Class A service plan described above.

         The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

         The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fees in advance at the time of purchase.

         The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
         o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus,
         o may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
         o    employs personnel to support distribution of shares, and
         o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

 --------------------------------------------------------------------------------------------------------------------
                     Distribution Fees Paid to the Distributor in the Fiscal Year Ended 9/30/00
 --------------------------------------------------------------------------------------------------------------------
 ---------------- ------------------------ ------------------------ ------------------------ ------------------------
                                                                                             Distributor's
                                                                    Distributor's            Unreimbursed Expenses
                  Total Payments Under     Amount Retained by       Aggregate Unreimbursed   as % of Net Assets of
 Class:           Plan                     Distributor              Expenses Under Plan      Class
 ---------------- ------------------------ ------------------------ ------------------------ ------------------------
 ---------------- ------------------------ ------------------------ ------------------------ ------------------------
 Class B Plan     $604,282                 $481,900                 $1,586,367                        3.19%
 ---------------- ------------------------ ------------------------ ------------------------ ------------------------
 ---------------- ------------------------ ------------------------ ------------------------ ------------------------
 Class C Plan     $ 61,274                 $  17,447                $    104,035                      1.75%
 ---------------- ------------------------ ------------------------ ------------------------ ------------------------

         All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

         Use of standarized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
         o Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
         o The Fund's performance returns do not reflect the effect of taxes on distributions. o An investment in the Fund is not insured by the FDIC or any other government agency.
         o The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
         o When an investor's shares are redeemed, they may be worth more or less than their original cost.
         o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

         |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

              |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated thirty
(30) day period. It is not based on actual distributions paid by the Fund to shareholders in the thirty (30) day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

         Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                     (a-b)   6
            Standardized Yield = 2 ((--- + 1) - 1)
                                     ( cd)

         The symbols above represent the following factors:
     a    = dividends and interest earned during the thirty (30) day period.
     b    = expenses accrued for the period (net of any expense assumptions).
     c = the average daily number of shares of that class outstanding during the thirty (30) day period that were entitled to receive dividends.
     d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a particular thirty (30) day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a thirty (30) day period occurs at a constant rate for a six (6) month period and is annualized at the end of the six (6) month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any thirty (30) day period.

              |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

       Dividend Yield = Distribution paid/No. of Days in the period x No.
                          of Days in the Calendar Year
--------------------------------------------------------------------------------
                     Maximum Offering Price (Payment date).

                  The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

              |_| Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

         The tax-equivalent yield is based on a thirty (30) day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

------------------------------------------------------------------------------------------------------------------------------
                                   The Fund's Yields for the 30-Day Periods Ended 9/30/00
------------------------------------------------------------------------------------------------------------------------------
-------------- ------------------------------------ ------------------------------------ -------------------------------------
                                                                                             Tax-Equivalent Yield (43.74%
Class of               Standardized Yield                     Dividend Yield                Combined Federal/New York Tax
Shares                                                                                                 Bracket)
-------------- ------------------------------------ ------------------------------------ -------------------------------------
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
               Without Sales     After Sales        Without Sales      After Sales       Without Sales      After Sales
               Charge (NAV)      Charge (MOP)       Charge(NAV)        Charge(MOP)       Charge(NAV)        Charge(MOP)
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
Class A             5.20%              4.95%              5.25%             5.00%              9.25%              8.80%
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
Class B             4.43%               N/A               4.55%              N/A               7.87%               N/A
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
Class C             4.43%               N/A               4.55%              N/A               7.87%               N/A
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------

         |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten (10) years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one (1) year period.

              |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

        ERV
      ------- -1= Average Annual Total Return
         P


              |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


          ERV - P
          ------- = Total Return
             P

     |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

------------------------------------------------------------------------------------------------------------------------
                                The Fund's Total Returns for the Periods Ended 9/30/00
------------------------------------------------------------------------------------------------------------------------
----------------- ------------------------ -----------------------------------------------------------------------------
                     Cumulative Total
Class of Shares    Returns (10 years or
                      life of class)                               Average Annual Total Returns
----------------- ------------------------ -----------------------------------------------------------------------------
----------------- ------------------------ ----------------------- ------------------------- ---------------------------
                                                                           5-Years                    10-Years
                                                   1-Year             (or life of class)         (or life of class)
----------------- ------------------------ ----------------------- ------------------------- ---------------------------
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ --------------
                     After     Without     After        Without       After       Without       After        Without
                     Sales     Sales       Sales         Sales        Sales        Sales        Sales     Sales Charge
                    Charge       Charge     Charge      Charge       Charge       Charge       Charge         (NAV)
                     (MOP)       (NAV)       (MOP)       (NAV)        (MOP)        (NAV)        (MOP)
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ --------------
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ --------------
Class A                81.32%      90.36%     -0.20%        4.78%        4.14%        5.16%        6.13%      6.65%
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ --------------
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ --------------
Class B                           35.75%2
                      35.64%2                 -0.99%        3.98%        4.03%        4.37%       4.10%2     4.11%2
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ --------------
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ --------------
Class C                           24.91%3
                      24.91%3                  2.98%        3.97%        4.32%        4.32%       4.47%3     4.47%3
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ --------------

1. Inception of Class A:   8/16/84.
2. Inception of Class B: 3/1/93. Because Class B shares convert to Class A shares 72 months after purchase, the life of class return for Class B uses Class A performance for the period after conversion.
3. Inception of Class C:   8/29/95.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The performance of the Fund is ranked by Lipper against all other New York municipal debt funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

         |X| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., ("Morningstar") an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among municipal bond funds.

         Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of ninety (90) day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below ninety (90) day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

         The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also
categorizes  and  compares  a  fund's  three  (3)  year  performance   based  on
Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

         |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares

         Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three (3) days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

         |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
         o Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
         o Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
         o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

     ? The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Main Street California Municipal Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer Main Street Growth & Income Fund
Oppenheimer Capital Income Fund                               Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer MidCap Fund
Oppenheimer California Municipal Fund                         Oppenheimer Multiple Strategies Fund
Oppenheimer Champion Income Fund                              Oppenheimer Municipal Bond Fund
Oppenheimer Convertible Securities Fund                       Oppenheimer New York Municipal Fund
Oppenheimer Developing Markets Fund                           Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Disciplined Value Fund                            Oppenheimer Quest Balanced Value Fund
Oppenheimer Discovery Fund                                    Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Global Value Fund, Inc.


Oppenheimer Enterprise Fund                                   Oppenheimer Quest Opportunity Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Quest Small Cap Fund
Oppenheimer Florida Municipal Fund                            Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Fund                                       Oppenheimer Real Asset Fund
Oppenheimer Global Growth & Income Fund                       Oppenheimer Senior Floating Rate Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Strategic Income Fund
Oppenheimer Growth Fund                                       Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund                                   Oppenheimer Trinity Core Fund
Oppenheimer Insured Municipal Fund                            Oppenheimer Trinity Growth Fund
Oppenheimer Intermediate Municipal Fund                       Oppenheimer Trinity Value Fund
Oppenheimer International Bond Fund                           Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund                         Oppenheimer World Bond Fund
Oppenheimer International Small Company Fund                  Limited-Term New York Municipal Fund
Oppenheimer Large Cap Growth Fund                             Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund

And the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a thirteen (13) month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to ninety (90) days before the date of the Letter.

         A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a thirteen (13) month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to ninety (90) days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

|X| Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen (13) month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen (13) month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty (20) days after a request from the Distributor or the dealer, the Distributor will, within sixty (60) days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirements accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four
(4) other Oppenheimer funds.

         If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two (2) business days prior to the investment dates selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately ten (10) days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

         The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

         The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

|X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six (6) years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect.

         Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six (6) years.

         |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two (2) types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days when shareholders may not purchase or redeem shares.

|X|  Securities  Valuation.   The  Fund's  Board  of  Trustees  has  established
     procedures for the valuation of the Fund's securities. In general those procedures are as follows:

         o Long-term debt securities having a remaining maturity in excess of sixty (60) days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
         o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than sixty (60) days, and
(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of sixty (60) days or less.

     o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of sixty (60) days or less, and

(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

     o Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

         If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         Puts, calls, interest rate futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

CHECKWRITING. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

     In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account; (2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and (6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six (6) months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of :

         o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
         o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within ninety (90) days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any ninety (90) day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than thirty (30) days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.
         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three (3) business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior thirty
(30) days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three (3) business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C, below).
         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

         |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three (3) business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two (2) weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

         The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

                             How to Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.

o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market
         Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

         Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the thirty (30) days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide sixty (60) days notice prior to materially amending or terminating the exchange privilege. That sixty (60) day notice is not required in extraordinary circumstances.

         |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within eighteen (18) months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six (6) years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within twelve (12) months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one (1) Class must specify which class of shares they wish to exchange.

         |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to fifty (50) accounts per day from representatives of authorized dealers that qualify for this privilege.

         |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investor must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

         Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three (3) business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

         The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for Federal income tax purposes.

         Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

         A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

         A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested:

(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2) income from securities loans;
(3) income or gains from options or futures; or
(4) an excess of net short-term capital gain over net long-term capital loss from the Fund.

         The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six (6) months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt interest dividends that will be exempt from New York
State and New York City personal income tax. That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York income tax as ordinary income.

         Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.


Financials


11 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  September 30, 2000

                                                              Ratings:
                                                              Moody's/                    Market
                                                             S&P/Fitch    Principal        Value
                                                           (Unaudited)       Amount   See Note 1
================================================================================================
 Municipal Bonds and Notes--98.7%
------------------------------------------------------------------------------------------------
 New York--79.8%
 Allegany Cnty., NY IDA RB, Houghton College
 Civic Facility, 5.25%, 1/15/18                                 NR/BBB  $ 1,500,000  $ 1,365,525
------------------------------------------------------------------------------------------------
 Allegany Cnty., NY IDA RB, Houghton
 College Civic Facility, 5.25%, 1/15/24                         NR/BBB    1,500,000    1,324,605
------------------------------------------------------------------------------------------------
 Erie Cnty., NY IDA Life Care Community RB,
 Episcopal Church Home, Series A, 6%, 2/1/28                     NR/NR    6,700,000    5,538,220
------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.83%, 6/1/19(1)                             Aaa/AAA/AAA    6,000,000    2,076,180
------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.86%, 6/1/20(1)                             Aaa/AAA/AAA    4,500,000    1,465,470
------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.88%, 6/1/21(1)                             Aaa/AAA/AAA    5,810,000    1,780,068
------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.90%, 6/1/22(1)                             Aaa/AAA/AAA   10,000,000    2,881,200
------------------------------------------------------------------------------------------------
 Monroe Cnty., NY IDA RB, DePaul Community
 Facilities, Series A, 5.875%, 2/1/28                            NR/NR    1,800,000    1,461,888
------------------------------------------------------------------------------------------------
 Niagara Falls, NY SDI COP, High School Facilities,
 MBIA-IBC Insured, 5.375%, 6/15/28                         Aaa/AAA/AAA    7,645,000    7,229,112
------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 6.724%, 8/1/08(2)                     A3/A-    8,250,000    8,806,875
------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 7.702%, 8/1/13(2)                   A3/A-/A    5,000,000    5,337,500
------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 7.702%, 8/1/14(2)                     A3/A-    8,150,000    8,649,187
------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series A, 7.75%, 8/15/16             Aaa/AAA/A+      157,500      164,403
------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19                Aaa/A/A+    1,295,000    1,365,176
------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series F, 8.25%, 11/15/17              Aaa/A/A+    8,500,000    8,985,605
------------------------------------------------------------------------------------------------
 NYC GOB, Series B, 8.25%, 6/1/07                             A2/A+/A-    1,750,000    2,089,605
------------------------------------------------------------------------------------------------
 NYC GOB, Series B, FSA Insured, 6%, 10/1/07               Aaa/AAA/AAA    7,500,000    7,791,375
------------------------------------------------------------------------------------------------
 NYC GOB, Unrefunded Balance,
 Series D, 7.50%, 2/1/19                                      A3/A-/A-        5,000        5,243
------------------------------------------------------------------------------------------------
 NYC GORB, Unrefunded Balance,
 Series F, 7.625%, 2/1/14                                     A3/A-/A-        5,000        5,248
------------------------------------------------------------------------------------------------
 NYC GOUN, Prerefunded, Series C,
 Subseries C-1, 7.50%, 8/1/20                                 Aaa/A/A+        5,000        5,340
------------------------------------------------------------------------------------------------
 NYC HDC MH RB, Glenn Gardens Project,
 6.50%, 1/15/18                                                  NR/NR    2,715,634    2,774,890
------------------------------------------------------------------------------------------------
 NYC HDC MH RB, Keith Plaza Project,
 6.50%, 2/15/18                                                  NR/NR    1,783,092    1,822,160
------------------------------------------------------------------------------------------------
 NYC Health & Hospital Corp. RRB,
 AMBAC Insured, Inverse Floater, 6.826%, 2/15/23(2)        Aaa/AAA/AAA   12,500,000   11,765,625
------------------------------------------------------------------------------------------------
 NYC IDA Civic Facility RB, Community
 Resources Development, 7.50%, 8/1/26                            NR/NR    4,000,000    4,081,600


12 | OPPENHEIMER NEW YORK MUNICIPAL FUND


                                                              Ratings:
                                                              Moody's/                    Market
                                                             S&P/Fitch    Principal        Value
                                                           (Unaudited)       Amount   See Note 1
------------------------------------------------------------------------------------------------
 New York Continued
 NYC IDA Civic Facility RB, USTA National
 Tennis Center Project, FSA Insured,
 6.375%, 11/15/14                                          Aaa/AAA/AAA  $ 1,500,000  $ 1,607,115
------------------------------------------------------------------------------------------------
 NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
 5.75%, 10/1/36                                              Baa3/BBB-    3,500,000    3,194,940
------------------------------------------------------------------------------------------------
 NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
 6.20%, 10/1/22                                              Baa3/BBB-    5,000,000    4,998,200
------------------------------------------------------------------------------------------------
 NYC IDA SPF RB, Northwest Airlines, Inc.,
 6%, 6/1/27                                                     Ba2/BB   14,000,000   12,885,320
------------------------------------------------------------------------------------------------
 NYC IDA SPF RB, United Air Lines, Inc. Project,
 5.65%, 10/1/32                                               Baa3/BB+    6,585,000    5,787,227
------------------------------------------------------------------------------------------------
 NYC IDAU Civil Facility RB, YMCA
 Greater NY Project, 5.80%, 8/1/16                         Baa3/NR/BBB    2,470,000    2,475,039
------------------------------------------------------------------------------------------------
 NYC IDAU RB, Visy Paper, Inc. Project, 7.80%, 1/1/16            NR/NR    6,800,000    7,174,136
------------------------------------------------------------------------------------------------
 NYC IDAU RB, Visy Paper, Inc. Project, 7.95%, 1/1/28            NR/NR   13,500,000   14,278,140
------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group
 Assn. Project, 6%, 1/1/15                                    A3/A /A-    6,000,000    6,130,620
------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group
 Assn. Project, 6.125%, 1/1/24                                A3/A /A-    3,000,000    3,045,330
------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, Prerefunded,
 Series A, 7.10%, 6/15/12                                   NR/AAA/AAA      180,000      185,229
------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, Unrefunded Balance,
 6.75%, 6/15/17                                             Aa3/AA/AA-    2,480,000    2,538,950
------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, Unrefunded Balance,
 Series A-1994, 7.10%, 6/15/12                              Aa3/AA/AA-       95,000       97,540
------------------------------------------------------------------------------------------------
 NYS DA RB, Ithaca College, AMBAC Insured,
 5.25%, 7/1/26                                                 Aaa/AAA    5,750,000    5,376,537
------------------------------------------------------------------------------------------------
 NYS DA RB, Judicial Facilities Lease, Escrowed
 to Maturity, BIG Insured, 7.375%, 7/1/16                      Aaa/AAA      245,000      292,175
------------------------------------------------------------------------------------------------
 NYS DA RB, Judicial Facilities Lease, Escrowed
 to Maturity, MBIA Insured, 7.375%, 7/1/16                     Aaa/AAA    2,265,000    2,676,664
------------------------------------------------------------------------------------------------
 NYS DA RB, Pooled Capital Program,
 Partially Prerefunded, FGIC Insured,
 7.80%, 12/1/05                                            Aaa/AAA/AAA      895,000      908,246
------------------------------------------------------------------------------------------------
 NYS DA RB, Upstate Community Colleges,
 Series A, 5%, 7/1/28                                        NR/BBB+/A   10,000,000    8,647,000
------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS Consolidated-1,
 FSA Insured, 5.375%, 7/1/24                               Aaa/AAA/AAA   19,500,000   18,715,515
------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS, Second Series A,
 5.75%, 7/1/18                                                 Baa1/A-    6,750,000    6,927,457
------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS, Series B, 6%, 7/1/14                         Baa1/A-   10,875,000   11,521,192
------------------------------------------------------------------------------------------------
 NYS DA RRB, Mount Sinai Health,
 Series A, 6.50%, 7/1/25                                  Baa1/BBB+/A-   10,000,000   10,475,700


13 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                              Ratings:
                                                              Moody's/                    Market
                                                             S&P/Fitch    Principal        Value
                                                           (Unaudited)       Amount   See Note 1
------------------------------------------------------------------------------------------------
 New York Continued
 NYS DA RRB, St. Joseph's Hospital Health
 Center, MBIA Insured, 5.25%, 7/1/18                           Aaa/AAA  $ 5,035,000  $ 4,824,235
------------------------------------------------------------------------------------------------
 NYS DA RRB, St. Vincent's Hospital,
 7.375%, 8/1/11                                                Aa2/AAA      120,000      124,987
------------------------------------------------------------------------------------------------
 NYS DA RRB, SUEFS, Series A,
 5.25%, 5/15/15                                                A3/A /A   23,090,000   23,076,839
------------------------------------------------------------------------------------------------
 NYS DA RRB, SUEFS,
 Series A, 5.25%, 5/15/21                                      A3/A /A    5,010,000    4,853,287
------------------------------------------------------------------------------------------------
 NYS DA SPO Bonds, CUS, Series E,
 FSA Insured, 5.75%, 7/1/11                                Aaa/AAA/AAA    5,955,000    6,381,497
------------------------------------------------------------------------------------------------
 NYS EFCPC RB, State Water Revolving Fund,
 Series A, 6.60%, 9/15/12                                  Aaa/AAA/AAA      250,000      263,212
------------------------------------------------------------------------------------------------
 NYS EFCPC RB, State Water Revolving Fund,
 Series C, 7.20%, 3/15/11                                    Aa1/A+/AA      350,000      357,651
------------------------------------------------------------------------------------------------
 NYS ERDAUEF RB, Consolidated Edison Co.,
 Series A, 7.50%, 1/1/26                                         A1/A+      280,000      283,374
------------------------------------------------------------------------------------------------
 NYS ERDAUEF RB, L.I. Lighting Co., Prerefunded,
 Series C, 6.90%, 8/1/22                                       Baa3/A-   10,200,000   10,854,228
------------------------------------------------------------------------------------------------
 NYS ERDAUEF RB, Unrefunded Balance,
 Series A, 7.15%, 12/1/20                                       Ba1/A-    1,990,000    2,077,460
------------------------------------------------------------------------------------------------
 NYS ERDAUGF RB, Brooklyn Union Gas Co.,
 Series B, Inverse Floater, 9.077%, 7/1/26(2)                  A1/A /A    6,000,000    6,862,500
------------------------------------------------------------------------------------------------
 NYS ERDAUGF RB, Brooklyn Union Gas Co.,
 Series D, MBIA Insured, Inverse Floater,
 6.931%, 7/8/26(2)                                         Aaa/AAA/AAA    3,000,000    2,726,250
------------------------------------------------------------------------------------------------
 NYS ERDAUPC RB, NYS Electric & Gas Project,
 Series A, MBIA Insured, 6.15%, 7/1/26                         Aaa/AAA    4,000,000    4,086,960
------------------------------------------------------------------------------------------------
 NYS GORB, 9.875%, 11/15/05                                   A2/A+/A+      400,000      491,816
------------------------------------------------------------------------------------------------
 NYS HFA RB, MH Secured Mtg. Program-A,
 7.05%, 8/15/24                                                 Aa1/NR      350,000      364,252
------------------------------------------------------------------------------------------------
 NYS HFA RB, Unrefunded Balance, 8%, 11/1/08                    Aaa/A-      420,000      428,324
------------------------------------------------------------------------------------------------
 NYS HFA RRB, Housing Mtg.,
 Series A, 6.10%, 11/1/15                                  Aaa/AAA/AAA   12,170,000   12,526,094
------------------------------------------------------------------------------------------------
 NYS HFA RRB, State University Construction,
 Escrowed to Maturity, Series A, 7.90%, 11/1/06                Aaa/AAA    1,750,000    1,943,532
------------------------------------------------------------------------------------------------
 NYS HFASC Obligation RB, Series A, 6%, 3/15/26                Baa1/A-   10,000,000   10,109,900
------------------------------------------------------------------------------------------------
 NYS LGAC RRB, Series E, 5%, 4/1/21                          A3/AA-/A+      500,000      463,975
------------------------------------------------------------------------------------------------
 NYS MAG RB, Homeowner Mtg.,
 Series 69, 5.50%, 10/1/28                                      Aa2/NR    6,370,000    6,056,278
------------------------------------------------------------------------------------------------
 NYS MAG RB, Homeowner Mtg.,
 Series 71, 5.40%, 4/1/29                                       Aa2/NR   20,465,000   19,136,003


14 | OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                              Ratings:
                                                              Moody's/                          Market
                                                             S&P/Fitch    Principal              Value
                                                           (Unaudited)       Amount         See Note 1
------------------------------------------------------------------------------------------------------
 New York Continued
 NYS MAG RB, Inverse Floater, 4.917%, 10/1/24(2)                 NR/NR  $10,000,000       $  8,819,900
------------------------------------------------------------------------------------------------------
 NYS MAG RB, Series 40-B, 6.40%, 10/1/12                        Aa2/NR      500,000            517,880
------------------------------------------------------------------------------------------------------
 NYS MCFFA RB, Long-Term Health Care,
 Series C, FSA Insured, 6.40%, 11/1/14                     Aaa/AAA/AAA    2,800,000          2,919,056
------------------------------------------------------------------------------------------------------
 NYS MCFFA RB, MHESF, Unrefunded Balance,
 7.70%, 2/15/18                                                  NR/A-      300,000            300,636
------------------------------------------------------------------------------------------------------
 NYS MCFFA RB, MHESF, Unrefunded Balance,
 Series A, FGIC Insured, 6.375%, 8/15/17                   Aaa/AAA/AAA       80,000             83,159
------------------------------------------------------------------------------------------------------
 NYS MCFFA RB, MHESF, Unrefunded Balance,
 Series B, 7.875%, 8/15/20                                       A3/NR      340,000            347,596
------------------------------------------------------------------------------------------------------
 NYS MCFFA RB, Prerefunded,
 Series D, 6.45%, 2/15/09                                      Aa2/AAA      320,000            338,653
------------------------------------------------------------------------------------------------------
 NYS MCFFA RRB, MHESF, Unrefunded Balance,
 Series A, 8.875%, 8/15/07                                       A3/A-    1,950,000          1,990,950
------------------------------------------------------------------------------------------------------
 NYS MTAU RB, Transportation Facilities
 Service Contracts, Series 3, 7.375%, 7/1/08                   Baa1/A-      250,000            276,700
------------------------------------------------------------------------------------------------------
 NYS TBTAU GP RB, Series X, 6%, 1/1/14                          Aa3/A+   14,510,000         14,647,120
------------------------------------------------------------------------------------------------------
 NYS TBTAU GP RRB, Series A, 5%, 1/1/15                         Aa3/A+    2,000,000          1,920,040
------------------------------------------------------------------------------------------------------
 NYS TBTAU GP RRB, Series B, 5%, 1/1/20                         Aa3/A+      500,000            467,395
------------------------------------------------------------------------------------------------------
 NYS TBTAU GP RRB, Series Y, 5.50%, 1/1/17                      Aa3/A+   15,000,000         15,258,900
------------------------------------------------------------------------------------------------------
 NYS TBTAU SPO RRB, Series A,
 MBIA Insured, 6.625%, 1/1/17                                  Aaa/AAA      500,000            512,195
------------------------------------------------------------------------------------------------------
 NYS UDC CAP RRB, Correctional,
 FSA Insured, 5.25%, 1/1/21                                Aaa/AAA/AAA    1,000,000            944,530
------------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY IDA SWD Facility RRB,
 Solvay Paperboard LLC Project, 7%, 11/1/30                      NR/NR   16,300,000         15,648,815
------------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY RR Agency RB,
 RR Facilities Project, 7%, 5/1/15                             Baa1/NR   16,500,000         16,840,725
------------------------------------------------------------------------------------------------------
 PAUNYNJ Consolidated RRB, 78th Series,
 6.50%, 4/15/11                                             A1/AA-/AA-      250,000            258,873
------------------------------------------------------------------------------------------------------
 PAUNYNJ SPO RRB, KIAC-4 Project,
 Fifth Installment, 6.75%, 10/1/19                               NR/NR   12,600,000         12,741,750
------------------------------------------------------------------------------------------------------
 Suffolk Cnty., NY IDA RRB, Nissequogue
 Cogen Partners Facility, 5.50%, 1/1/23                          NR/NR    3,500,000          2,986,865
------------------------------------------------------------------------------------------------------
 Syracuse, NY IDA Civic Facilities RB,
 Crouse Health Hospital, Inc. Project,
 Series A, 5.375%, 1/1/23                                       NR/BBB    1,000,000            795,190
------------------------------------------------------------------------------------------------------
 TSASC, Inc., NY RB, Series 1, 6.25%, 7/15/34                Aa2/A /A+   14,750,000         14,796,463
                                                                                          ------------
                                                                                           450,416,417


15 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                              Ratings:
                                                              Moody's/                          Market
                                                             S&P/Fitch    Principal              Value
                                                           (Unaudited)       Amount         See Note 1
------------------------------------------------------------------------------------------------------
 U.S. Possessions--18.9%
 Guam PAU RRB, Series A, MBIA-IBC Insured,
 5.125%, 10/1/29                                           Aaa/AAA/AAA  $ 7,750,000       $  7,232,378
------------------------------------------------------------------------------------------------------
 Guam PAU RRB, Series A, MBIA-IBC Insured,
 5.25%, 10/1/34                                            Aaa/AAA/AAA   10,000,000          9,527,300
------------------------------------------------------------------------------------------------------
 PR CMWLTH Aqueduct & Sewer Authority RB,
 Escrowed to Maturity, 10.25%, 7/1/09                          Aaa/AAA    1,225,000          1,525,591
------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB, Prerefunded,
 Series S, 6.50%, 7/1/22                                        NR/AAA    7,000,000          7,371,070
------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB, Series W,
 Inverse Floater, 6.41%, 7/1/10(2)                              Baa1/A    9,000,000          9,438,750
------------------------------------------------------------------------------------------------------
 PR CMWLTH Infrastructure FAU RRB,
 Unrefunded Balance, Series A, 7.75%, 7/1/08                 Baa1/BBB+    1,355,000          1,358,238
------------------------------------------------------------------------------------------------------
 PR CMWLTH Infrastructure FAU Special RRB,
 Unrefunded Balance, Series A, 7.90%, 7/1/07                 Baa1/BBB+       95,000             96,853
------------------------------------------------------------------------------------------------------
 PR CMWLTH Refunding GOUN,
 Series 312, FSA Insured, 6.592%, 7/1/20(3)                     Baa1/A   19,000,000         19,498,750
------------------------------------------------------------------------------------------------------
 PR EPAU CAP RRB, Series N, MBIA Insured,
 Zero Coupon, 5.69%, 7/1/17(1)                                 Aaa/AAA   24,000,000          9,828,240
------------------------------------------------------------------------------------------------------
 PR Housing Bank & Finance Agency SFM RB,
 Homeownership-Fourth Portfolio,
 Escrowed to Maturity, 8.50%, 12/1/18                           Aaa/NR    1,580,000          1,724,649
------------------------------------------------------------------------------------------------------
 PR Industrial Medical & Environmental
 PC Facilities FAU RRB, Special Facilities-American
 Airlines, Series A, 6.45%, 12/1/25                          Baa1/BBB-    1,285,000          1,340,384
------------------------------------------------------------------------------------------------------
 PR Industrial Tourist Educational Medical &
 Environmental Control Facilities RRB, Ana G. Mendez
 University Project, 5.375%, 2/1/19                             NR/BBB    1,000,000            929,400
------------------------------------------------------------------------------------------------------
 PR Industrial Tourist Educational Medical &
 Environmental Control Facilities RRB, Ana G. Mendez
 University Project, 5.375%, 2/1/29                             NR/BBB    2,000,000          1,794,300
------------------------------------------------------------------------------------------------------
 PR Industrial, Tourist, Educational, Medical &
 Environmental Control Facilities RB, Cogen Facilities
 AES Puerto Rico Project, 6.625%, 6/1/26                   Baa2/NR/BBB   11,025,000         11,464,126
------------------------------------------------------------------------------------------------------
 PR POAU RB, American Airlines SPF Project,
 Series A, 6.25%, 6/1/26                                     Baa2/BBB-    8,000,000          8,145,280
------------------------------------------------------------------------------------------------------
 PR Telephone Authority RB, Prerefunded,
 MBIA Insured, Inverse Floater, 6.87%, 1/16/15(2)              Aaa/AAA   10,000,000         10,537,500
------------------------------------------------------------------------------------------------------
 Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19             NR/BBB-    4,970,000          5,094,399
                                                                                          ------------
                                                                                           106,907,208

------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $545,384,375)                               98.7%       557,323,625
------------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                1.3          7,589,861
                                                                        ------------------------------
 Net Assets                                                                   100.0%      $564,913,486
                                                                        ==============================


16 | OPPENHEIMER NEW YORK MUNICIPAL FUND

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

CAP       Capital Appreciation                          MAG      Mortgage Agency
CMWLTH    Commonwealth                                  MWFAU    Municipal Water Finance Authority
COP       Certificates of Participation                 MCFFA    Medical Care Facilities Finance Agency
CUS       City University System                        MH       Multifamily Housing
DA        Dormitory Authority                           MHESF    Mental Health Services Facilities
EFCPC     Environmental Facilities Corp.                MTAU     Metropolitan Transportation Authority
          Pollution Control                             NR       Not Rated
EPAU      Electric Power Authority                      NYC      New York City
ERDAUEF   Energy Research & Development                 NYS      New York State
          Authority Electric Facilities                 PAUNYNJ  Port Authority of New York & New Jersey
ERDAUGF   Energy Research & Development                 PAU      Power Authority
          Authority Gas Facilities                      PC       Pollution Control
ERDAUPC   Energy Research & Development                 PFAU     Public Finance Authority
          Authority Pollution Control                   POAU     Port Authority
FAU       Finance Authority                             RB       Revenue Bonds
GP        General Purpose                               RR       Resource Recovery
GOB       General Obligation Bonds                      RRB      Revenue Refunding Bonds
GORB      General Obligation Refunding Bonds            SDI      School District
GOUN      General Obligation Unlimited Notes            SFM      Single Family Mortgage
HDC       Housing Development Corp.                     SPF      Special Facilities
HFA       Housing Finance Agency                        SPO      Special Obligations
HFASC     Housing Finance Agency Service Contract       SUEFS    State University Educational Facilities System
HTAU      Highway & Transportation Authority            SWD      Solid Waste Disposal
IDA       Industrial Development Agency                 TBTAU    Triborough Bridge & Tunnel Authority
IDAU      Industrial Development Authority              UDC      Urban Development Corp.
LGAC      Local Government Assistance Corp.             WSS      Water & Sewer System
L.I.      Long Island


1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $72,944,087 or 12.91% of the Fund's net assets as of September 30, 2000.
3. Represents the current interest rate for a variable or increasing rate security.


17 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued


Footnotes to Statement of Investments Continued

As of September 30, 2000, securities subject to the alternative minimum tax amount to $178,286,659 or 31.56% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

 Industry                                              Market Value          Percent
-------------------------------------------------------------------------------------
 Higher Education                                      $ 92,856,686             16.6%
 Electric Utilities                                      70,176,716             12.6
 General Obligation                                      63,196,124             11.3
 Highways                                                49,615,470              8.9
 Marine/Aviation Facilities                              37,593,033              6.7
 Manufacturing, Non-Durable Goods                        37,101,091              6.7
 Single Family Housing                                   36,254,709              6.5
 Hospital/Healthcare                                     32,151,692              5.8
 Multi-Family Housing                                    27,597,297              5.0
 Pollution Control                                       20,028,273              3.6
 Resource Recovery                                       16,840,725              3.0
 Special Assessment                                      14,796,463              2.7
 Municipal Leases                                        14,569,846              2.6
 Telephone Utilities                                     10,537,500              1.9
 Water Utilities                                          8,273,769              1.5
 Not-for-Profit Organization                              8,163,754              1.5
 Adult Living Facilities                                  7,000,108              1.3
 Gas Utilities                                            6,862,500              1.2
 Sales Tax                                                1,919,066              0.3
 Sewer Utilities                                          1,788,803              0.3
                                                       ------------------------------
 Total                                                 $557,323,625            100.0%
                                                       ==============================

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2000


===============================================================================================
 Assets

 Investments, at value (cost $545,384,375)--see accompanying statement             $557,323,625
-----------------------------------------------------------------------------------------------
 Cash                                                                                   479,934
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                             9,677,226
 Shares of beneficial interest sold                                                     384,342
 Other                                                                                    4,794
                                                                                   ------------
 Total assets                                                                       567,869,921

===============================================================================================
 Liabilities

 Payables and other liabilities:
 Dividends                                                                            1,714,545
 Shares of beneficial interest redeemed                                                 405,414
 Distribution and service plan fees                                                     336,392
 Trustees' compensation                                                                 186,713
 Shareholder reports                                                                    117,401
 Transfer and shareholder servicing agent fees                                          107,457
 Other                                                                                   88,513
                                                                                   ------------
 Total liabilities                                                                    2,956,435

===============================================================================================
 Net Assets                                                                        $564,913,486
                                                                                   ============

===============================================================================================
 Composition of Net Assets

 Paid-in capital                                                                   $566,380,443
-----------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                 (556,606)
-----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                           (12,849,601)
-----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                          11,939,250
                                                                                   ------------
 Net Assets                                                                        $564,913,486
                                                                                   ============

===============================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $509,288,493 and 41,903,837 shares of beneficial interest outstanding)                  $12.15
 Maximum offering price per share (net asset value plus sales charge of 4.75% of
 offering price)                                                                         $12.76
-----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $49,671,365
 and 4,086,045 shares of beneficial interest outstanding)                                $12.16
-----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,953,628
 and 489,813 shares of beneficial interest outstanding)                                  $12.15


See accompanying Notes to Financial Statements.


19 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2000


===============================================================================================
 Investment Income

 Interest                                                                           $37,823,250

===============================================================================================
 Expenses

 Management fees                                                                      3,186,686
-----------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                              1,216,926
 Class B                                                                                604,282
 Class C                                                                                 61,274
-----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                          407,143
-----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                            125,550
-----------------------------------------------------------------------------------------------
 Other                                                                                  263,266
                                                                                    -----------
 Total expenses                                                                       5,865,127
 Less expenses paid indirectly                                                          (25,223)
                                                                                    -----------
 Net expenses                                                                         5,839,904

===============================================================================================
 Net Investment Income                                                               31,983,346

===============================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized loss on:
 Investments                                                                         (9,200,845)
 Closing of futures contracts                                                        (3,674,641)
                                                                                    -----------
 Net realized loss                                                                  (12,875,486)

-----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                                 5,549,463
                                                                                    -----------
 Net realized and unrealized loss                                                    (7,326,023)

===============================================================================================
 Net Increase in Net Assets Resulting from Operations                               $24,657,323
                                                                                    ===========


See accompanying Notes to Financial Statements.


20 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended September 30,                                                           2000             1999
=========================================================================================================
 Operations

 Net investment income                                                      $ 31,983,346     $ 34,880,340
---------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                    (12,875,486)       5,448,607
---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                          5,549,463      (56,154,817)
                                                                            -----------------------------
 Net increase (decrease) in net assets resulting from operations              24,657,323      (15,825,870)

=========================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                     (28,683,339)     (29,719,227)
 Class B                                                                      (2,761,971)      (4,077,657)
 Class C                                                                        (280,505)        (276,008)
---------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                         (26,446)              --
 Class B                                                                          (3,232)              --
 Class C                                                                            (311)              --

=========================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                     (60,001,374)       8,969,591
 Class B                                                                     (27,798,244)     (21,968,327)
 Class C                                                                        (418,897)         756,432

=========================================================================================================
 Net Assets

 Total decrease                                                              (95,316,996)     (62,141,066)
---------------------------------------------------------------------------------------------------------
 Beginning of period                                                         660,230,482      722,371,548
                                                                            -----------------------------
 End of period (including overdistributed net investment
 income of $556,606 and $818,678, respectively)                             $564,913,486     $660,230,482
                                                                            =============================

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS


 Class A       Year Ended September 30,                  2000            1999            1998
1997            1996
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.24          $13.17          $12.79
$12.41          $12.29
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .64             .64             .64
 .69             .68
 Net realized and unrealized gain (loss)                 (.09)           (.94)            .40
 .37             .12

----------------------------------------------------------------------
 Total income (loss) from investment
 operations                                               .55            (.30)           1.04
1.06             .80
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.64)           (.63)           (.66)
(.68)           (.68)
 Distributions from net realized gain                      --(1)           --              --
--              --

----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.64)           (.63)           (.66)
(.68)           (.68)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.15          $12.24          $13.17
$12.79          $12.41

======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     4.78%          (2.36)%          8.36%
8.78%           6.65%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $509,288        $575,254        $609,183        $634,789
$667,258
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $529,839        $603,604        $621,555        $652,048
$684,981
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   5.45%           5.04%           4.96%
5.49%           5.50%
 Expenses                                                0.89%           0.88%           0.87%(4)
0.86%(4)        0.91%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%             18%             25%
21%             21%


1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER NEW YORK MUNICIPAL FUND

 Class B       Year Ended September 30,                  2000            1999            1998
1997            1996
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.25          $13.18          $12.79
$12.41          $12.30
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .53             .54             .55
 .59             .60
 Net realized and unrealized gain (loss)                 (.07)           (.94)            .41
 .38             .10

----------------------------------------------------------------------
 Total income (loss) from investment
 operations                                               .46            (.40)            .96
 .97             .70
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.55)           (.53)           (.57)
(.59)           (.59)
 Distributions from net realized gain                      --(1)           --              --
--              --

----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.55)           (.53)           (.57)
(.59)           (.59)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.16          $12.25          $13.18
$12.79          $12.41

======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     3.98%          (3.11)%          7.62%
7.97%           5.77%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $49,671         $78,526        $107,021        $106,459
$101,302
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $60,299         $98,597        $106,130        $104,183
$ 98,488
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   4.68%           4.25%           4.21%
4.72%           4.73%
 Expenses                                                1.67%           1.65%           1.63%(4)
1.63%(4)        1.68%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%             18%             25%
21%             21%


1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


23 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C       Year Ended September 30,                  2000            1999            1998
1997            1996
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.24          $13.17          $12.79
$12.41          $12.30
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .56             .56             .47
 .57             .60
 Net realized and unrealized gain (loss)                 (.10)           (.96)            .48
 .39             .09

----------------------------------------------------------------------
 Total income (loss) from investment
 operations                                               .46            (.40)            .95
 .96             .69
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.55)           (.53)           (.57)
(.58)           (.58)
 Distributions from net realized gain                      --(1)           --              --
--              --

----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.55)           (.53)           (.57)
(.58)           (.58)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.15          $12.24          $13.17
$12.79          $12.41

======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     3.97%          (3.11)%          7.54%
7.95%           5.64%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $5,954          $6,450          $6,168
$4,749          $2,007
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $6,121          $6,622          $5,420
$3,798            $752
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   4.68%           4.26%           4.30%
4.67%           4.60%
 Expenses                                                1.66%           1.65%           1.63%(4)
1.63%(4)        1.77%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%             18%             25%
21%             21%


1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


24 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer New York Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


25 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes an unused capital loss carryover as follows:

                  Expiring
                  --------------------------------------
                      2008                      $225,130

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2000, a credit of $55,439 was made for the Fund's projected benefit obligations and payments of $11,425 were made to retired trustees, resulting in an accumulated liability of $172,647 as of September 30, 2000.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


26 | OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $4,541. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


27 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended September 30, 2000     Year Ended September 30, 1999
                                  Shares           Amount           Shares           Amount
-------------------------------------------------------------------------------------------
 Class A
 Sold                          4,799,165    $  57,489,455        5,656,270     $ 72,055,946
 Dividends and/or
 distributions reinvested      1,584,670       19,000,614        1,573,355       20,244,395
 Redeemed                    (11,460,124)    (136,491,443)      (6,493,894)     (83,330,750)
                             --------------------------------------------------------------
 Net increase (decrease)      (5,076,289)   $ (60,001,374)         735,731     $  8,969,591
                             ==============================================================
-------------------------------------------------------------------------------------------
 Class B
 Sold                            542,572    $   6,491,530          870,104     $ 11,062,376
 Dividends and/or
 distributions reinvested        148,473        1,780,397          205,324        2,647,249
 Redeemed                     (3,017,091)     (36,070,171)      (2,785,915)     (35,677,952)
                             --------------------------------------------------------------
 Net decrease                 (2,326,046)   $ (27,798,244)      (1,710,487)    $(21,968,327)
                             ==============================================================
-------------------------------------------------------------------------------------------
 Class C
 Sold                            312,646    $   3,730,882          206,146     $  2,644,751
 Dividends and/or
 distributions reinvested         16,775          201,113           16,196          208,516
 Redeemed                       (366,423)      (4,350,892)        (163,755)      (2,096,835)
                             --------------------------------------------------------------
 Net increase (decrease)         (37,002)   $    (418,897)          58,587     $    756,432
                             ==============================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $152,972,813 and $246,594,835, respectively.

As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $550,161,830 was:

Gross unrealized appreciation   $ 22,415,712
Gross unrealized depreciation    (15,253,840)
                                ------------
Net unrealized appreciation     $  7,161,872
                                ============


28 | OPPENHEIMER NEW YORK MUNICIPAL FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 2000, was an annualized rate of 0.53%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an Oat-costO basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate        Class A     Commissions    Commissions    Commissions
                       Front-End      Front-End      on Class A     on Class B     on Class C
                   Sales Charges  Sales Charges          Shares         Shares         Shares
                      on Class A    Retained by     Advanced by    Advanced by    Advanced by
 Year Ended               Shares    Distributor  Distributor(1) Distributor(1) Distributor(1)
---------------------------------------------------------------------------------------------
 September 30, 2000     $335,490        $68,368          $1,081       $164,076        $15,900

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                  Class B                 Class C
                  Contingent Deferred      Contingent Deferred     Contingent Deferred
                        Sales Charges            Sales Charges           Sales Charges
 Year Ended   Retained by Distributor  Retained by Distributor Retained by Distributor
--------------------------------------------------------------------------------------
 September 30, 2000               $--                 $205,228                  $4,610

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


29 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $1,216,926 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $21,419 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                      Distributor's     Distributor's
                                                          Aggregate      Unreimbursed
                                                       Unreimbursed     Expenses as %
                   Total Payments    Amount Retained       Expenses     of Net Assets
                       Under Plan     by Distributor     Under Plan          of Class
--------------------------------------------------------------------------------------
 Class B Plan            $604,282           $481,900     $1,586,367              3.19%
 Class C Plan              61,274             17,447        104,035              1.75


30 | OPPENHEIMER NEW YORK MUNICIPAL FUND

================================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended September 30, 2000.


31 | OPPENHEIMER NEW YORK MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer New York Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer New York Municipal Fund as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
--------------
KPMG LLP

Denver, Colorado
October 20, 2000


32 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $0.0543, $0.0461 and $0.0462 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 10, 1999, of which $0.0006 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the year ended September 30, 2000, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


33 | OPPENHEIMER NEW YORK MUNICIPAL FUND

OPPENHEIMER NEW YORK MUNICIPAL FUND


==========================================================================================
 Officers and Trustees        Leon Levy, Chairman of the Board of Trustees
                              Donald W. Spiro, Vice Chairman of the Board of Trustees
                              Bridget A. Macaskill, Trustee and President
                              Robert G. Galli, Trustee
                              Phillip A. Griffiths, Trustee
                              Benjamin Lipstein, Trustee
                              Elizabeth B. Moynihan, Trustee
                              Kenneth A. Randall, Trustee
                              Edward V. Regan, Trustee
                              Russell S. Reynolds, Jr., Trustee
                              Clayton K. Yeutter, Trustee
                              Jerry Webman, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W. Wixted, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Robert G. Zack, Assistant Secretary

==========================================================================================
 Investment Advisor           OppenheimerFunds, Inc.

==========================================================================================
 Distributor                  OppenheimerFunds Distributor, Inc.

==========================================================================================
 Transfer and Shareholder     OppenheimerFunds Services
 Servicing Agent

==========================================================================================
 Custodian of                 Citibank, N.A.
 Portfolio Securities

==========================================================================================
 Independent Auditors         KPMG LLP

==========================================================================================
 Legal Counsel                Mayer, Brown & Platt

                              For more complete information about Oppenheimer New York
                              Municipal Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds
                              Distributor, Inc. at 1.800.525.7048, or visit the
                              OppenheimerFunds Internet website, at
                              www.oppenheimerfunds.com.

                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment
                              risks, including the possible loss of the principal amount invested.

                              Oppenheimer funds are distributed by OppenheimerFunds
                              Distributor, Inc., Two World Trade Center, New York, NY
                              10048-0203.



                              (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


34 | OPPENHEIMER NEW YORK MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY


=========================================================================================================
Global Equity

                        Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

=========================================================================================================
Equity

                        Stock                                 Stock & Bond
                        Emerging Technologies Fund            Main Street(R) Growth & Income Fund
                        Enterprise Fund                       Quest Opportunity Value Fund
                        Discovery Fund                        Total Return Fund
                        Main Street(R) Small Cap Fund         Quest Balanced Value Fund
                        Quest Small Cap Fund(1)               Capital Income Fund
                        MidCap Fund                           Multiple Strategies Fund
                        Main Street(R) Opportunity Fund       Disciplined Allocation Fund
                        Growth Fund                           Convertible Securities Fund
                        Capital Appreciation Fund
                        Large Cap Growth Fund                 Specialty
                        Disciplined Value Fund                Real Asset Fund(R)
                        Quest Capital Value Fund              Gold & Special Minerals Fund
                        Quest Value Fund
                        Trinity Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund

=========================================================================================================
Fixed Income

                        Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(3)
                        World Bond Fund(2)                    Main Street(R) California Municipal Fund(3)
                        High Yield Fund                       Florida Municipal Fund(3)
                        Champion Income Fund                  New Jersey Municipal Fund(3)
                        Strategic Income Fund                 New York Municipal Fund(3)
                        Bond Fund                             Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Insured Municipal Fund(2)
                        Limited-Term Government Fund          Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

=========================================================================================================
Money Market(4)

                        Money Market Fund                     Cash Reserves


1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


35 | OPPENHEIMER NEW YORK MUNICIPAL FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
-------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
-------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
-------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
-------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
-------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
-------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
-------------------------------------------------------
Ticker Symbols  Class A: OPNYX  Class B: ONYBX  Class C: ONYCX


1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0360.001.0900  November 29, 2000




                                   Appendix A

                       MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

                   Moody's Investors Service, Inc. ("Moody's")
--------------------------------------------------------------------------------
Long-Term Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

                 Short-Term Ratings - U.S. Tax-Exempt Municipals

There are three ratings for short-term obligations that are investment grade. Short-term speculative obligations are designated "SG." For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments. The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

                   Standard & Poor's Rating Services ("S & P")
--------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "p" symbol indicates that the rating is provisional. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc. ("Fitch")
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                       B-1
                                   Appendix B

--------------------------------------------------------------------------------
                            Industry Classifications

Aerospace/Defense                                           Food and Drug Retailers
Air Transportation                                          Gas Utilities
Asset-Backed                                                Health Care/Drugs
Auto Parts and Equipment                                    Health Care/Supplies & Services
Automotive                                                  Homebuilders/Real Estate
Bank Holding Companies                                      Hotel/Gaming
Banks                                                       Industrial Services
Beverages                                                   Information Technology
Broadcasting                                                Insurance
Broker-Dealers                                              Leasing & Factoring
Building Materials                                          Leisure
Cable Television                                            Manufacturing
Chemicals                                                   Metals/Mining
Commercial Finance                                          Nondurable Household Goods
Communication Equipment                                     Office Equipment
Computer Hardware                                           Oil - Domestic
Computer Software                                           Oil - International
Conglomerates                                               Paper
Consumer Finance                                            Photography
Consumer Services                                           Publishing
Containers                                                  Railroads & Truckers
Convenience Stores                                          Restaurants
Department Stores                                           Savings & Loans
Diversified Financial                                       Shipping
Diversified Media                                           Special Purpose Financial
Drug Wholesalers                                            Specialty Printing
Durable Household Goods                                     Specialty Retailing
Education                                                   Steel
Electric Utilities                                          Telecommunications - Long Distance
Electrical Equipment                                        Telephone - Utility
Electronics                                                 Textile, Apparel & Home Furnishings
Energy Services                                             Tobacco
Entertainment/Film                                          Trucks and Parts
Environmental                                               Wireless Services
Food




                                   Appendix C

         OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans3 (4) Group Retirement Plans4 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").
Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

 --------------
1.  Certain  waivers  also  apply  to  Class  M  shares  of
Oppenheimer Convertible Securities Fund.
2. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

4. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."2 This waiver provision applies to:
|_| Purchases of Class A shares aggregating $1 million or more.
|_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or (3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more. |_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
     (1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and
          (b) funds  advised or managed by MLAM (the funds  described in (a) and
          (b) are referred to as "Applicable Investments").
     (2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
     (3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
     |_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

II. Waivers of Class A Sales Charges of Oppenheimer Funds

     A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases): |_| The Manager or its affiliates.
|_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

         Retirement  Plans and  deferred  compensation  plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series. |_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value, adjusted annually.
|_|           Involuntary   redemptions   of  shares  by  operation  of  law  or
              involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)      To return excess contributions.
(3)

              To return contributions made due to a mistake of fact.
(4)      Hardship withdrawals, as defined in the plan.3

(5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)  To meet the minimum distribution requirements of the Internal Revenue Code.
(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8)      For loans to participants or beneficiaries.
(9)      Separation from service.4
              (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
              (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus. |_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|-|

         Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)      To return excess contributions made to a participant's account.
(3)      To return contributions made due to a mistake of fact.
(4)      To make hardship withdrawals, as defined in the plan.5

(5) To make  distributions  required under a Qualified  Domestic Relations Order or, in the case of an IRA,  a  divorce  or  separation  agreement  described  in
Section 71(b) of the Internal Revenue Code.
(6) To meet the minimum distribution requirements of the Internal Revenue Code.
(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8)      For loans to participants or beneficiaries.6
(9)      On account of the participant's separation from service.7
(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
(14) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         |_| Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates. |_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

   Oppenheimer Quest Value Fund, Inc.    Oppenheimer Quest Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Global Value Fund Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund
Quest for Value New York Tax-Exempt Fund
Quest for Value Investment Quality Income Fund
Quest for Value National Tax-Exempt Fund
Quest for Value Global Income Fund
Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for
              Value Funds, or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

         |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

------------------------------ ---------------------------- ---------------------------- ----------------------------
Number of Eligible Employees   Initial Sales Charge as a    Initial Sales Charge as a    Commission as % of
or Members                     % of Offering Price          % of Net Amount Invested     Offering Price
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
9 or Fewer                                2.50%                        2.56%                        2.00%
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
At  least  10  but  not  more             2.00%                        2.04%                        1.60%
than 49
------------------------------ ---------------------------- ---------------------------- ----------------------------

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

         |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: |_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the
                  Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

     |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: |_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

     |_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

     |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o        Oppenheimer U. S. Government Trust,
o        Oppenheimer Bond Fund,
o        Oppenheimer Disciplined Value Fund and
o        Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account
Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account
CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account
CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account
CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

         |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

         |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual
                    Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)      by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: |_| the Manager and its affiliates, |_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's
              Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|           dealers,  brokers  or  registered  investment  advisors  that  had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

--------------------------------------------------------------------------------
                       Oppenheimer New York Municipal Fund
--------------------------------------------------------------------------------

Internet Web Site:
         www.oppenheimerfunds.com

Investment Adviser
       OppenheimerFunds, Inc.
       Two World Trade Center
       New York, New York 10048-0203

Distributor
       OppenheimerFunds Distributor, Inc.
       Two World Trade Center
       New York, New York 10048-0203

Transfer Agent
       OppenheimerFunds Services
       P.O. Box 5270
       Denver, Colorado 80217
       1-800-525-7048

Custodian Bank
       Citibank, N.A.
       399 Park Avenue
       New York, New York 10043

Independent Auditors
       KPMG LLP
       707 Seventeenth Street
       Denver, Colorado 80202

Legal Counsel
       Mayer, Brown & Platt
       1675 Broadway
       New York, New York 10019-5820